                                                                OCTOBER 7, 2011

PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
(OFFERED ON AND AFTER OCTOBER 7, 2011)
This Prospectus describes individual Preference Premier(R) contracts for deferred variable annuities ("Contracts").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in your Contract. Your choices may include the Fixed Account (not offered or described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

                                  AMERICAN FUNDS(R)
                                  -----------------
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION   AMERICAN FUNDS GROWTH-INCOME
                                  MET INVESTORS FUND
                                  ------------------
ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION  MET/FRANKLIN LOW DURATION TOTAL RETURN
AMERICAN FUNDS(R) BALANCED ALLOCATION        MET/FRANKLIN MUTUAL SHARES
AMERICAN FUNDS(R) BOND                       MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
AMERICAN FUNDS(R) GROWTH ALLOCATION          MET/TEMPLETON GROWTH
AMERICAN FUNDS(R) GROWTH                     MET/TEMPLETON INTERNATIONAL BOND
AMERICAN FUNDS(R) MODERATE ALLOCATION        METLIFE AGGRESSIVE STRATEGY
AQR GLOBAL RISK BALANCED                     METLIFE BALANCED PLUS
BLACKROCK GLOBAL TACTICAL STRATEGIES         MFS(R) EMERGING MARKETS EQUITY
BLACKROCK LARGE CAP CORE                     MFS(R) RESEARCH INTERNATIONAL
CLARION GLOBAL REAL ESTATE                   MORGAN STANLEY MID CAP GROWTH
DREMAN SMALL CAP VALUE                       OPPENHEIMER CAPITAL APPRECIATION
HARRIS OAKMARK INTERNATIONAL                 PIMCO INFLATION PROTECTED BOND
INVESCO SMALL CAP GROWTH                     PIMCO TOTAL RETURN
JANUS FORTY                                  PIONEER STRATEGIC INCOME
LAZARD MID CAP                               PYRAMIS(R) GOVERNMENT INCOME
LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH     RCM TECHNOLOGY
LOOMIS SAYLES GLOBAL MARKETS                 SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE                   SSGA GROWTH ETF
MET/EATON VANCE FLOATING RATE                T. ROWE PRICE MID CAP GROWTH
MET/FRANKLIN INCOME
                                  METROPOLITAN FUND
                                  -----------------
ARTIO INTERNATIONAL STOCK                    METLIFE MID CAP STOCK INDEX
BARCLAYS CAPITAL AGGREGATE BOND INDEX        METLIFE MODERATE ALLOCATION
BLACKROCK AGGRESSIVE GROWTH                  METLIFE MODERATE TO AGGRESSIVE ALLOCATION
BLACKROCK BOND INCOME                        METLIFE STOCK INDEX
BLACKROCK LARGE CAP VALUE                    MFS(R) TOTAL RETURN
BLACKROCK LEGACY LARGE CAP GROWTH            MFS(R) VALUE
BLACKROCK MONEY MARKET                       MORGAN STANLEY EAFE(R) INDEX
DAVIS VENTURE VALUE                          NEUBERGER BERMAN GENESIS
JENNISON GROWTH                              NEUBERGER BERMAN MID CAP VALUE
LOOMIS SAYLES SMALL CAP CORE                 OPPENHEIMER GLOBAL EQUITY
MET/ARTISAN MID CAP VALUE                    RUSSELL 2000(R) INDEX
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY  T. ROWE PRICE SMALL CAP GROWTH
METLIFE CONSERVATIVE ALLOCATION              VAN ECK GLOBAL NATURAL RESOURCES
METLIFE CONSERVATIVE TO MODERATE ALLOCATION  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated October 7, 2011. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 143 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

             If purchased through a     If purchased through a
             MetLife sales              New England Financial(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit
             Preference Premier         Preference Premier
             PO Box 10342               PO Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342
             (800) 638-7732             (800) 435-4117





 CONTRACTS
 AVAILABLE:

   .  Non-Qualified
   .  Traditional IRA
   .  Roth IRA

 CLASSES AVAILABLE
 FOR EACH CONTRACT
   .  B
   .  B Plus
   .  C
   .  L
   .  R

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Contracts has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement. The expenses for a B Plus Class Contract may be higher than similar contracts without a bonus. The purchase payment credits may be more than offset by the higher expenses for the B Plus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

You should read carefully the current Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses before purchasing a Contract. Copies of these prospectuses will accompany or precede the delivery of your Contract, unless you elect to register for METLIFE EDELIVERY(R), in which case they will be delivered electronically to you. You can also obtain copies of the prospectuses for the Portfolios by calling us or writing to us at the appropriate phone number or address below.

             If you purchased your      If you purchased your
             Contract through a         Contract through
             METLIFE sales              a NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342

             800-638-7732               800-435-4117

ELECTRONIC DELIVERY. You may elect to register for ESERVICE/SM/, which will allow you to do the following:

  .   view a consolidated account summary of your available products,

  .   track the performance of your investments,

  . perform select transactions such as funding option transfers and address changes, and

  . receive electronic delivery of Contract and Portfolio prospectuses, and annual and semi-annual reports for the Portfolios, and other related documents through METLIFE EDELIVERY(R).

For more information and/or to enroll, please log on to HTTPS://ESERVICE.METLIFE.COM.

                               TABLE OF CONTENTS

Important Terms You Should Know..............................................................................   5
Table of Expenses............................................................................................   7
Accumulation Unit Values For Each Investment Division........................................................  20
MetLife......................................................................................................  21
Metropolitan Life Separate Account E.........................................................................  21
Variable Annuities...........................................................................................  21
    Replacement of Annuity Contracts.........................................................................  22
    The Contract.............................................................................................  22
Classes of the Contract......................................................................................  24
Your Investment Choices......................................................................................  27
    Investment Allocation Restrictions For Certain Optional Benefits.........................................  33
The Annuity Contract.........................................................................................  39
    Automated Investment Strategies..........................................................................  41
    Purchase Payments........................................................................................  43
        Allocation of Purchase Payments......................................................................  44
        Debit Authorizations.................................................................................  44
        Limits on Purchase Payments..........................................................................  44
    The Value of Your Investment.............................................................................  45
    Transfer Privilege.......................................................................................  45
    Access to Your Money.....................................................................................  48
        Systematic Withdrawal Program........................................................................  49
    Charges..................................................................................................  49
        Separate Account Charge..............................................................................  50
        Investment-Related Charge............................................................................  50
    Annual Contract Fee......................................................................................  51
        Optional Enhanced Death Benefits.....................................................................  51
        Optional Guaranteed Minimum Income Benefits..........................................................  51
    Premium and Other Taxes..................................................................................  52
    Withdrawal Charges.......................................................................................  52
        When No Withdrawal Charge Applies....................................................................  53
    Free Look................................................................................................  54
    Death Benefit--Generally.................................................................................  54
        Standard Death Benefit...............................................................................  57
    Optional Death Benefits..................................................................................  59
        Annual Step-Up Death Benefit.........................................................................  59
        The Enhanced Death Benefit Max II ("EDB Max II") and the Enhanced Death Benefit III ("EDB III")......  60
        Earnings Preservation Benefit........................................................................  82
    Living Benefits..........................................................................................  84
        Guaranteed Income Benefits...........................................................................  84
    Pay-Out Options (or Income Options)...................................................................... 118
        Income Payment Types................................................................................. 119
        Allocation........................................................................................... 120
        Minimum Size of Your Income Payment.................................................................. 120

               The Value of Your Income Payments..................... 120
               Reallocation Privilege................................ 121
               Charges............................................... 122
       General Information........................................... 123
           Administration............................................ 123
               Purchase Payments..................................... 123
               Confirming Transactions............................... 123
               Processing Transactions............................... 124
                  By Telephone or Internet........................... 124
                  After Your Death................................... 124
                  Misstatement....................................... 125
                  Third Party Requests............................... 125
                  Valuation--Suspension of Payments.................. 125
           Advertising Performance................................... 125
           Changes to Your Contract.................................. 127
           Voting Rights............................................. 128
           Who Sells the Contracts................................... 128
           Financial Statements...................................... 131
           When We Can Cancel Your Contract.......................... 131
       Income Taxes.................................................. 132
       Legal Proceedings............................................. 142
       Table of Contents for the Statement of Additional Information. 143
       Appendix A--Premium Tax Table................................. 144
       Appendix B--Portfolio Legal and Marketing Names............... 145

The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT VALUE

When you purchase a Contract, an account is set up for you. Your Account Value is the total amount of money credited to you under your Contract including money in the investment divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

ACCUMULATION UNIT VALUE

In the Contract, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Contract. Your Contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract owner dies.

CONTRACT

A Contract is the legal agreement between you and MetLife. This document contains relevant provisions of your deferred variable annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Contract.

CONTRACT OWNER

The person or entity which has all rights including the right to direct who receives income payments.

CONTRACT YEAR

The Contract Year is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from your Account Value, if you withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus "you" is the owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). "You" can also be a beneficiary of a deceased person's Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as beneficiary. A Contract generally may have two owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations.

   TABLE OF EXPENSES--PREFERENCE PREMIER

       The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Contract. The first table describes charges you will pay at the time you purchase the Contract, make withdrawals from your Contract or make transfers between the investment divisions. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions -- see Appendix A). There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.

   Table 1--Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments....                           None
----------------------------------------------------------------------------
Withdrawal Charge (as a percentage of each
  purchase payment) (1)......................                       Up to 8%
----------------------------------------------------------------------------
Transfer Fee (2)............................. Maximum Guaranteed Charge: $25
----------------------------------------------------------------------------
                                                        Current Charge: None
----------------------------------------------------------------------------

     The second set of tables describes the fees and expenses that you will bear periodically during the time you hold the Contract, but does not include fees and expenses for the Portfolios.

   Table 2(a)--Fees Deducted on Each Contract Anniversary

----------------------------------------------------------------------------
Annual Contract Fee (3)................................................. $30
----------------------------------------------------------------------------

   Table 2(b)--Separate Account Charge

     The charges below are assessed as a percentage of your Account Value. You will pay a Separate Account charge, which includes the Standard Death Benefit. An Optional Annual Step-Up Death Benefit is available for an additional charge. You may also elect the Optional Earnings Preservation
Benefit for an additional charge with or without the Optional Annual Step-Up Death Benefit (4).

-------------------------------------------------------------------------------------------------
Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account Value) for American Funds Growth-Income and American Funds Global Small
Capitalization Divisions (5)
                                                 B CLASS B PLUS CLASS (6) C CLASS L CLASS R CLASS
                                                 ------- ---------------- ------- ------- -------
Separate Account Charge with Standard Death
  Benefit.......................................  1.50%       2.05%        1.90%   1.75%   1.40%
-------------------------------------------------------------------------------------------------
  Optional Annual Step-Up Death Benefit.........  0.20%       0.20%        0.20%   0.20%   0.20%
-------------------------------------------------------------------------------------------------
  Optional Earnings Preservation Benefit........   .25%        .25%         .25%    .25%    .25%
-------------------------------------------------------------------------------------------------
Total Separate Account Annual Charge including
  both Optional Death Benefits (7)..............  1.95%       2.50%        2.35%   2.20%   1.85%
-------------------------------------------------------------------------------------------------

Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account Value) for all investment divisions except the American Funds Growth-Income and
American Funds Global Small Capitalization Divisions (5)
                                                 B CLASS B PLUS CLASS (6) C CLASS L CLASS R CLASS
                                                 ------- ---------------- ------- ------- -------
Separate Account Charge with Standard Death
  Benefit.......................................  1.25%       1.80%        1.65%   1.50%   1.15%
-------------------------------------------------------------------------------------------------
  Optional Annual Step-Up Death Benefit.........  0.20%       0.20%        0.20%   0.20%   0.20%
-------------------------------------------------------------------------------------------------
  Optional Earnings Preservation Benefit........   .25%        .25%         .25%    .25%    .25%
-------------------------------------------------------------------------------------------------
Total Separate Account Annual Charge including
  both Optional Death Benefits (7)..............  1.70%       2.25%        2.10%   1.95%   1.60%
-------------------------------------------------------------------------------------------------

   Table 2(c)--Additional Optional Death Benefits (8)

     There are additional Enhanced Death Benefits that you may elect for an additional charge. The charge for these death benefits, in Table 2(c) below, is assessed as a percentage of the Death Benefit Base and deducted annually from your Account Value. (9)

Enhanced Death Benefit Max II -- maximum charge              1.50%
-------------------------------------------------------------------
Enhanced Death Benefit Max II (issue age 69 or younger) --   0.60%
current charge
-------------------------------------------------------------------
-------------------------------------------------------------
Enhanced Death Benefit Max II (issue age 70-75) -- current   1.15%
charge
-------------------------------------------------------------------

Enhanced Death Benefit III-- maximum charge                             1.50%
------------------------------------------------------------------------------
Enhanced Death Benefit III (issue age 69 or younger) -- current charge  0.60%
------------------------------------------------------------------------------
Enhanced Death Benefit III (issue age 70-75) -- current charge          1.15%
------------------------------------------------------------------------------

Enhanced Death Benefit II -- maximum charge                            1.50%
-----------------------------------------------------------------------------
Enhanced Death Benefit II (issue age 69 or younger) -- current charge  0.60%
-----------------------------------------------------------------------------
Enhanced Death Benefit II (issue age 70-75) -- current charge          1.15%
-----------------------------------------------------------------------------

   Table 2(d)--Optional Guaranteed Income Benefits (10)
   (as a percentage of the Income Base) (11)

       ------------------------------------------------------------------
       Guaranteed Minimum Income Benefit Max II -- maximum charge  1.50%
       ------------------------------------------------------------------
       Guaranteed Minimum Income Benefit Max II -- current charge  1.00%
       ------------------------------------------------------------------

      -------------------------------------------------------------------
      Guaranteed Minimum Income Benefit Plus IV -- maximum charge  1.50%
      -------------------------------------------------------------------
      Guaranteed Minimum Income Benefit Plus IV -- current charge  1.00%
      -------------------------------------------------------------------

      --------------------------------------------------------------------
      Guaranteed Minimum Income Benefit Plus III -- maximum charge  1.50%
      --------------------------------------------------------------------
      Guaranteed Minimum Income Benefit Plus III -- current charge  1.00%
      --------------------------------------------------------------------

The third and fourth tables show the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Contract. All of the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2, the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios of the Met Investors Fund, which are Class C, and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E. Certain Portfolios may impose a redemption fee in the future. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

        Table 3--Portfolio Operating Expenses

                                                                       Minimum              Maximum
                                                          --------------------------------  -------
                                                          (Does not take into consideration
                                                          any American Funds(R) Portfolio,
                                                          for which an additional separate
                                                          account charge applies.)
---------------------------------------------------------------------------------------------------
Total Annual Metropolitan Fund, Met Investors Fund and
American Funds(R) Operating Expenses for the fiscal year
ending December 31, 2010 (expenses that are deducted
from these Fund's assets include management fees,
distribution fees (12b-1 fees) and other expenses).                     0.52%                1.45%
---------------------------------------------------------------------------------------------------

  Notes
/1/ A withdrawal charge may apply if you withdraw purchase payments that were credited to your Contract. The charges on purchase payments for each class is calculated according to the following schedule:

     ----------------------------------------------------------------------
     IF WITHDRAWN DURING YEAR  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
     ------------------------  ------- ------------ ------- ------- -------
           1..................    7%        8%       None      7%      8%
     ----------------------------------------------------------------------
           2..................    6%        8%                 6%      8%
     ----------------------------------------------------------------------
           3..................    6%        7%                 5%      7%
     ----------------------------------------------------------------------
           4..................    5%        6%                 0%      6%
     ----------------------------------------------------------------------
           5..................    4%        5%                 0%      5%
     ----------------------------------------------------------------------
           6..................    3%        4%                 0%      4%
     ----------------------------------------------------------------------
           7..................    2%        3%                 0%      3%
     ----------------------------------------------------------------------
           8..................    0%        2%                 0%      2%
     ----------------------------------------------------------------------
           9..................    0%        1%                 0%      1%
     ----------------------------------------------------------------------
           Thereafter.........    0%        0%                 0%      0%
     ----------------------------------------------------------------------

    There are times when the withdrawal charge does not apply. For example, you may always withdraw earnings without a withdrawal charge. After the first Contract Year, you may also withdraw up to 10% of your total purchase payments without a withdrawal charge.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

/3/ This fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if you take a total withdrawal of your Account Value. During the pay-out phase, we reserve the right to deduct this fee.

/4/ You may not elect the Optional Annual Step-Up Death Benefit and/or the
    Optional Earnings Preservation Benefit with an Enhanced Death Benefit.

/5/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds(R) Investment Divisions). We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Value in any such investment divisions as shown in the table labeled "Current Separate Account Charge for the American Funds(R) Investment Divisions".

/6/ The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds(R) Investment Divisions) after you have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds(R) Investment Divisions) after you have held the Contract for nine years.

/7/ This charge is determined by adding the Separate Account charge, the Optional Annual Step-Up Death Benefit charge and the Optional Earnings Preservation Benefit charge.

/8/ You may only elect one Enhanced Death Benefit at a time. The Enhanced Death
    Benefit Max II and Enhanced Death Benefit III are not available in Nevada. The Enhanced Death Benefit II is only available in Nevada. The Enhanced Death Benefit Max II may only be elected if the Guaranteed Minimum Income Benefit Max II is also elected. The Enhanced Death Benefit III may only be elected if the Guaranteed Minimum Income Benefit Plus IV is also elected. The Enhanced Death Benefit II may only be elected if the Guaranteed Minimum Income Benefit Plus III is also elected.

/9/ An Enhanced Death Benefit may not be elected with the Optional Annual
    Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The charge for the Enhanced Death Benefit is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once you are in the pay-out phase of your Contract or after your rider terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the rider was equal to the maximum rider charge, that rider will not increase upon an Optional Step-Up. (See "Optional Death Benefits" for more information.)

/10/You may only elect one Guaranteed Minimum Income Benefit at a time. The
    Guaranteed Minimum Income Benefit Max II is not available in Nevada. The Guaranteed Minimum Income Benefit Plus IV is not available in Nevada. The Guaranteed Minimum Income Benefit Plus III is only available in Nevada.

/11/The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once you are in the pay-out phase of your Contract, or after your rider terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the rider was equal to the maximum rider charge, that rider will not increase upon an Optional Step-Up. (See "Guaranteed Income Benefits" for more information.)

Table 4--Portfolio Fees and Expenses as of December 31, 2010 (unless otherwise noted)
(as a percentage of average daily net assets).

  AMERICAN FUNDS(R) -- CLASS 2
                                                            DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                               AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                                 MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE     OPERATING
                                                    FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund.    0.71%       0.25%      0.04%     --       1.00%         --          1.00%
American Funds Growth-Income Fund...............    0.27%       0.25%      0.02%     --       0.54%         --          0.54%
                                                                                                      -------------------------

  MET INVESTORS FUND
                                                                      DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE
                                                                         AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR
                                                           MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE
                                                              FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dynamic Allocation Portfolio --
  Class B.................................................    0.70%       0.25%      0.31%      --      1.26%        0.06%
American Funds(R) Balanced Allocation Portfolio --
  Class C.................................................    0.06%       0.55%      0.02%    0.38%     1.01%          --
American Funds(R) Bond Portfolio -- Class C...............      --        0.55%      0.10%    0.38%     1.03%          --
American Funds(R) Growth Allocation Portfolio -- Class C..    0.07%       0.55%      0.02%    0.38%     1.02%          --
American Funds(R) Growth Portfolio -- Class C.............      --        0.55%      0.04%    0.34%     0.93%          --
American Funds(R) Moderate Allocation Portfolio --
  Class C.................................................    0.07%       0.55%      0.02%    0.37%     1.01%          --
AQR Global Risk Balanced Portfolio -- Class B.............    0.68%       0.25%      0.22%      --      1.15%        0.05%
BlackRock Global Tactical Strategies Portfolio -- Class B.    0.77%       0.25%      0.16%    0.27%     1.45%        0.03%
BlackRock Large Cap Core Portfolio -- Class B.............    0.59%       0.25%      0.05%      --      0.89%        0.00%
Clarion Global Real Estate Portfolio -- Class B...........    0.62%       0.25%      0.07%      --      0.94%          --
Dreman Small Cap Value Portfolio -- Class B...............    0.79%       0.25%      0.08%      --      1.12%        0.00%
Harris Oakmark International Portfolio -- Class B.........    0.78%       0.25%      0.07%      --      1.10%        0.01%
Invesco Small Cap Growth Portfolio -- Class B.............    0.85%       0.25%      0.04%      --      1.14%        0.02%
Janus Forty Portfolio -- Class B..........................    0.63%       0.25%      0.04%      --      0.92%          --
Lazard Mid Cap Portfolio -- Class B.......................    0.69%       0.25%      0.04%      --      0.98%          --
Legg Mason ClearBridge Aggressive Growth Portfolio --
  Class B.................................................    0.64%       0.25%      0.04%      --      0.93%          --
Loomis Sayles Global Markets Portfolio -- Class B.........    0.69%       0.25%      0.10%      --      1.04%          --
Lord Abbett Bond Debenture Portfolio -- Class B...........    0.50%       0.25%      0.03%      --      0.78%          --
Met/Eaton Vance Floating Rate Portfolio -- Class B........    0.61%       0.25%      0.08%      --      0.94%          --
Met/Franklin Income Portfolio -- Class B..................    0.76%       0.25%      0.09%      --      1.10%        0.09%
Met/Franklin Low Duration Total Return Portfolio --
  Class B.................................................    0.51%       0.25%      0.14%      --      0.90%        0.03%
Met/Franklin Mutual Shares Portfolio -- Class B...........    0.80%       0.25%      0.08%      --      1.13%        0.00%

  MET INVESTORS FUND
                                                           NET TOTAL
                                                            ANNUAL
                                                           OPERATING
                                                           EXPENSES
---------------------------------------------------------------------
AllianceBernstein Global Dynamic Allocation Portfolio --
  Class B.................................................   1.20%/1/
American Funds(R) Balanced Allocation Portfolio --
  Class C.................................................   1.01%
American Funds(R) Bond Portfolio -- Class C...............   1.03%
American Funds(R) Growth Allocation Portfolio -- Class C..   1.02%
American Funds(R) Growth Portfolio -- Class C.............   0.93%
American Funds(R) Moderate Allocation Portfolio --
  Class C.................................................   1.01%
AQR Global Risk Balanced Portfolio -- Class B.............   1.10%/2/
BlackRock Global Tactical Strategies Portfolio -- Class B.   1.42%/3/
BlackRock Large Cap Core Portfolio -- Class B.............   0.89%
Clarion Global Real Estate Portfolio -- Class B...........   0.94%
Dreman Small Cap Value Portfolio -- Class B...............   1.12%
Harris Oakmark International Portfolio -- Class B.........   1.09%/4/
Invesco Small Cap Growth Portfolio -- Class B.............   1.12%/5/
Janus Forty Portfolio -- Class B..........................   0.92%
Lazard Mid Cap Portfolio -- Class B.......................   0.98%
Legg Mason ClearBridge Aggressive Growth Portfolio --
  Class B.................................................   0.93%
Loomis Sayles Global Markets Portfolio -- Class B.........   1.04%
Lord Abbett Bond Debenture Portfolio -- Class B...........   0.78%
Met/Eaton Vance Floating Rate Portfolio -- Class B........   0.94%
Met/Franklin Income Portfolio -- Class B..................   1.01%/6/
Met/Franklin Low Duration Total Return Portfolio --
  Class B.................................................   0.87%/6/
Met/Franklin Mutual Shares Portfolio -- Class B...........   1.13%

  MET INVESTORS FUND
                                                                  DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE
                                                                     AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR
                                                       MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE
                                                          FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio --
  Class B.............................................    0.05%       0.25%      0.02%    0.81%     1.13%        0.02%
Met/Templeton Growth Portfolio -- Class B.............    0.69%       0.25%      0.13%      --      1.07%        0.02%
Met/Templeton International Bond Portfolio -- Class B.    0.60%       0.25%      0.13%      --      0.98%          --
MetLife Aggressive Strategy Portfolio -- Class B......    0.09%       0.25%      0.02%    0.74%     1.10%        0.01%
MetLife Balanced Plus Portfolio -- Class B............    0.29%       0.25%      0.19%    0.43%     1.16%        0.08%
MFS(R) Emerging Markets Equity Portfolio -- Class B...    0.94%       0.25%      0.18%      --      1.37%          --
MFS(R) Research International Portfolio -- Class B....    0.69%       0.25%      0.09%      --      1.03%        0.03%
Morgan Stanley Mid Cap Growth Portfolio -- Class B....    0.66%       0.25%      0.14%      --      1.05%        0.02%
Oppenheimer Capital Appreciation Portfolio -- Class B.    0.60%       0.25%      0.06%      --      0.91%          --
PIMCO Inflation Protected Bond Portfolio -- Class B...    0.47%       0.25%      0.04%      --      0.76%          --
PIMCO Total Return Portfolio -- Class B...............    0.48%       0.25%      0.03%      --      0.76%          --
Pioneer Strategic Income Portfolio -- Class E.........    0.59%       0.15%      0.08%      --      0.82%          --
Pyramis(R) Government Income Portfolio -- Class B.....    0.52%       0.25%      0.41%      --      1.18%        0.13%
RCM Technology Portfolio -- Class B...................    0.88%       0.25%      0.09%      --      1.22%          --
SSgA Growth and Income ETF Portfolio -- Class B.......    0.31%       0.25%      0.02%    0.28%     0.86%          --
SSgA Growth ETF Portfolio -- Class B..................    0.33%       0.25%      0.03%    0.27%     0.88%          --
T. Rowe Price Mid Cap Growth Portfolio -- Class B.....    0.75%       0.25%      0.04%      --      1.04%          --
                                                                                                            ----------------

  MET INVESTORS FUND
                                                       NET TOTAL
                                                        ANNUAL
                                                       OPERATING
                                                       EXPENSES
-------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio --
  Class B.............................................   1.11%/7/
Met/Templeton Growth Portfolio -- Class B.............   1.05%/8,9/
Met/Templeton International Bond Portfolio -- Class B.   0.98%
MetLife Aggressive Strategy Portfolio -- Class B......   1.09%/10/
MetLife Balanced Plus Portfolio -- Class B............   1.08%/11/
MFS(R) Emerging Markets Equity Portfolio -- Class B...   1.37%
MFS(R) Research International Portfolio -- Class B....   1.00%/12/
Morgan Stanley Mid Cap Growth Portfolio -- Class B....   1.03%/13/
Oppenheimer Capital Appreciation Portfolio -- Class B.   0.91%
PIMCO Inflation Protected Bond Portfolio -- Class B...   0.76%
PIMCO Total Return Portfolio -- Class B...............   0.76%
Pioneer Strategic Income Portfolio -- Class E.........   0.82%
Pyramis(R) Government Income Portfolio -- Class B.....   1.05%/8/
RCM Technology Portfolio -- Class B...................   1.22%
SSgA Growth and Income ETF Portfolio -- Class B.......   0.86%
SSgA Growth ETF Portfolio -- Class B..................   0.88%
T. Rowe Price Mid Cap Growth Portfolio -- Class B.....   1.04%
                                                       ------------

  METROPOLITAN FUND -- CLASS B
                                                  DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                     AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                       MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE     OPERATING
                                          FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Artio International Stock Portfolio...    0.82%       0.25%      0.12%    0.02%     1.21%        0.05%        1.16%/14/
Barclays Capital Aggregate Bond Index
  Portfolio...........................    0.25%       0.25%      0.03%      --      0.53%        0.01%        0.52%/15/
BlackRock Aggressive Growth Portfolio.    0.73%       0.25%      0.04%      --      1.02%          --         1.02%
BlackRock Bond Income Portfolio.......    0.37%       0.25%      0.03%      --      0.65%        0.03%        0.62%/16/
BlackRock Large Cap Value Portfolio...    0.63%       0.25%      0.02%      --      0.90%        0.03%        0.87%/17/
BlackRock Legacy Large Cap Growth
  Portfolio...........................    0.73%       0.25%      0.04%      --      1.02%        0.02%        1.00%/18/
BlackRock Money Market Portfolio......    0.32%       0.25%      0.02%      --      0.59%        0.01%        0.58%/19/
Davis Venture Value Portfolio.........    0.70%       0.25%      0.03%      --      0.98%        0.05%        0.93%/20/
Jennison Growth Portfolio.............    0.62%       0.25%      0.02%      --      0.89%        0.07%        0.82%/21/
Loomis Sayles Small Cap Core Portfolio    0.90%       0.25%      0.06%      --      1.21%        0.05%        1.16%/22/
Met/Artisan Mid Cap Value Portfolio...    0.81%       0.25%      0.03%      --      1.09%          --         1.09%
Met/Dimensional International Small
  Company Portfolio...................    0.81%       0.25%      0.20%      --      1.26%          --         1.26%

  METROPOLITAN FUND -- CLASS B
                                                  DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                     AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                       MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE     OPERATING
                                          FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-----------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio...........................    0.10%       0.25%      0.01%    0.55%     0.91%        0.01%        0.90%/23/
MetLife Conservative to Moderate
  Allocation Portfolio................    0.08%       0.25%      0.02%    0.61%     0.96%        0.00%        0.96%
MetLife Mid Cap Stock Index Portfolio.    0.25%       0.25%      0.06%    0.01%     0.57%        0.00%        0.57%
MetLife Moderate Allocation Portfolio.    0.06%       0.25%        --     0.66%     0.97%        0.00%        0.97%
MetLife Moderate to Aggressive
  Allocation Portfolio................    0.06%       0.25%      0.01%    0.71%     1.03%        0.00%        1.03%
MetLife Stock Index Portfolio.........    0.25%       0.25%      0.02%      --      0.52%        0.01%        0.51%/15/
MFS(R) Total Return Portfolio.........    0.54%       0.25%      0.04%      --      0.83%          --         0.83%
MFS(R) Value Portfolio................    0.71%       0.25%      0.02%      --      0.98%        0.11%        0.87%/24/
Morgan Stanley EAFE(R) Index Portfolio    0.30%       0.25%      0.11%    0.01%     0.67%        0.00%        0.67%
Neuberger Berman Genesis Portfolio....    0.83%       0.25%      0.06%      --      1.14%        0.02%        1.12%/25/
Neuberger Berman Mid Cap Value
  Portfolio...........................    0.65%       0.25%      0.05%      --      0.95%          --         0.95%
Oppenheimer Global Equity Portfolio...    0.53%       0.25%      0.08%      --      0.86%          --         0.86%
Russell 2000(R) Index Portfolio.......    0.25%       0.25%      0.07%    0.01%     0.58%        0.00%        0.58%
T. Rowe Price Small Cap Growth
  Portfolio...........................    0.50%       0.25%      0.07%      --      0.82%          --         0.82%
Van Eck Global Natural Resources
  Portfolio...........................    0.79%       0.25%      0.05%    0.01%     1.10%          --         1.10%
Western Asset Management U.S.
  Government Portfolio................    0.47%       0.25%      0.03%      --      0.75%        0.01%        0.74%/26/
                                                                                            ---------------------------

In the table, "0.00%" in the "Contractual Fee Waiver and/or Expense Reimbursement" column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the underlying fund prospectus for more information.

/1/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.95%, excluding 12b-1 fees. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/2/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.85%, excluding 12b-1 fees. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/3/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.90%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/4/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio's average daily net assets exceeding $1 billion. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/5/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.83% of the Portfolio's average daily net assets from $250 million to $500 million. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/6/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to waive a portion of its management fee reflecting the difference, if any, between the subadvisory fee payable by MetLife Advisers, LLC to the Portfolio's subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Trustees of the Portfolio.

/7/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.05%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/8/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.80%, excluding 12b-1 fees. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/9/ MetLife Advisers, LLC has contractually agreed until October 31, 2012, to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Trustees of the Portfolio.

/10/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/11/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to limit its fee to and reimburse expenses to the extent necessary to limit total operating expenses to 0.40%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/12/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/13/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to October 31, 2012 only with the approval of the Board of Trustees of the Portfolio.

/14/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/15/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/16/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/17/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio's average daily net assets, 0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% on amounts over $1 billion. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/18/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/19/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/20/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/21/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/22/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% on amounts over $500 million. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/23/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class B shares. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/24/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/25/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

/26/MetLife Advisers, LLC has contractually agreed until October 31, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to October 31, 2012, only with the approval of the Board of Directors of the Portfolio.

  EXAMPLES
  These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual contract fees, if any, separate account charges, and underlying Portfolio fees and expenses.

  Examples 1 through 5 assume you purchased the Contract with optional benefits that result in the highest possible combination of charges.
   Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class.

  Examples 6 through 10 assume you purchased the Contract with no optional benefits that result in the least expensive combination of charges.
   Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.

  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Max II and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . you select the Enhanced Death Benefit Max II and you are age 70 and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                                              1      3      5     10
                                                                             YEAR  YEARS  YEARS  YEARS
-------------------------------------------------------------------------------------------------------
Maximum.................................................................... $1,319 $2,439 $3,596 $6,849
Minimum.................................................................... $1,226 $2,170 $3,165 $6,091

    You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                                             1     3      5     10
                                                                            YEAR YEARS  YEARS  YEARS
-----------------------------------------------------------------------------------------------------
Maximum.................................................................... $619 $1,899 $3,236 $6,849
Minimum.................................................................... $526 $1,630 $2,805 $6,091

  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B PLUS CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Max II and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . you select the Enhanced Death Benefit Max II and you are age 70 and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                                              1      3      5     10
                                                                             YEAR  YEARS  YEARS  YEARS
-------------------------------------------------------------------------------------------------------
Maximum.................................................................... $1,474 $2,684 $3,931 $7,260
Minimum.................................................................... $1,381 $2,420 $3,513 $6,550

    You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                                             1     3      5     10
                                                                            YEAR YEARS  YEARS  YEARS
-----------------------------------------------------------------------------------------------------
Maximum.................................................................... $674 $2,054 $3,481 $7,260
Minimum.................................................................... $581 $1,790 $3,063 $6,550

  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE C CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you pay the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Max II and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . you select the Enhanced Death Benefit Max II and you are age 70 and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You surrender your Contract, you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges apply to the C Class).

                                                                             1     3      5     10
                                                                            YEAR YEARS  YEARS  YEARS
-----------------------------------------------------------------------------------------------------
Maximum.................................................................... $659 $2,012 $3,415 $7,151
Minimum.................................................................... $566 $1,747 $2,993 $6,428

  Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE L CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Max II and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . you select the Enhanced Death Benefit Max II and you are age 70 and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You fully surrender your Contract with applicable withdrawal charges deducted.

                                                                              1      3      5     10
                                                                             YEAR  YEARS  YEARS  YEARS
-------------------------------------------------------------------------------------------------------
Maximum.................................................................... $1,344 $2,420 $3,348 $7,039
Minimum.................................................................... $1,251 $2,153 $2,923 $6,303

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).

                                                                             1     3      5     10
                                                                            YEAR YEARS  YEARS  YEARS
-----------------------------------------------------------------------------------------------------
Maximum.................................................................... $644 $1,970 $3,348 $7,039
Minimum.................................................................... $551 $1,703 $2,923 $6,303

  Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE R CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Max II and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . you select the Enhanced Death Benefit Max II and you are age 70 and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                                              1      3      5     10
                                                                             YEAR  YEARS  YEARS  YEARS
-------------------------------------------------------------------------------------------------------
Maximum.................................................................... $1,409 $2,501 $3,641 $6,772
Minimum.................................................................... $1,316 $2,231 $3,208 $6,005

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                                             1     3      5     10
                                                                            YEAR YEARS  YEARS  YEARS
-----------------------------------------------------------------------------------------------------
Maximum.................................................................... $609 $1,871 $3,191 $6,772
Minimum.................................................................... $516 $1,601 $2,758 $6,005

  Example 6. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE B CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                                              1      3      5     10
                                                                             YEAR  YEARS  YEARS  YEARS
-------------------------------------------------------------------------------------------------------
Maximum.................................................................... $1,003 $1,466 $1,933 $3,300
Minimum....................................................................   $910 $1,188 $1,471 $2,390

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                                 1     3     5     10
                                                                YEAR YEARS YEARS  YEARS
----------------------------------------------------------------------------------------
Maximum........................................................ $303 $926  $1,573 $3,300
Minimum........................................................ $210 $648  $1,111 $2,390

  Example 7. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B PLUS CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return


  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                                              1      3      5     10
                                                                             YEAR  YEARS  YEARS  YEARS
-------------------------------------------------------------------------------------------------------
Maximum.................................................................... $1,157 $1,717 $2,285 $3,797
Minimum.................................................................... $1,065 $1,443 $1,837 $2,939

  You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                                             1     3      5     10
                                                                            YEAR YEARS  YEARS  YEARS
-----------------------------------------------------------------------------------------------------
Maximum.................................................................... $357 $1,087 $1,835 $3,797
Minimum.................................................................... $265 $  813 $1,387 $2,939

  Example 8. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE C CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

    You surrender your Contract, you do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges apply to the C Class).

                                                                             1     3      5     10
                                                                            YEAR YEARS  YEARS  YEARS
-----------------------------------------------------------------------------------------------------
Maximum.................................................................... $343 $1,043 $1,764 $3,664
Minimum.................................................................... $250   $768 $1,312 $2,793

  Example 9. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE L CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract with applicable withdrawal charges deducted.

                                                                         1      3      5     10
                                                                        YEAR  YEARS  YEARS  YEARS
--------------------------------------------------------------------------------------------------
Maximum............................................................... $1,028 $1,449 $1,693 $3,530
Minimum...............................................................   $935 $1,173 $1,237 $2,644

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).

                                                                        1     3     5     10
                                                                       YEAR YEARS YEARS  YEARS
-----------------------------------------------------------------------------------------------
Maximum............................................................... $328 $999  $1,693 $3,530
Minimum............................................................... $235 $723  $1,237 $2,644

  Example 10. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE R CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                                         1      3      5     10
                                                                        YEAR  YEARS  YEARS  YEARS
--------------------------------------------------------------------------------------------------
Maximum............................................................... $1,093 $1,526 $1,974 $3,207
Minimum............................................................... $1,000 $1,248 $1,510 $2,286

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                                        1     3     5     10
                                                                       YEAR YEARS YEARS  YEARS
-----------------------------------------------------------------------------------------------
Maximum............................................................... $293 $896  $1,524 $3,207
Minimum............................................................... $200 $618  $1,060 $2,286

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

Accumulation unit values are not available because the Contract was not offered for sale prior to October 7, 2011, and therefore, there are no accumulation units outstanding as of the date of this Prospectus.

METLIFE

       Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United
States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 60 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Premier Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit or optional Guaranteed Minimum Income Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

VARIABLE ANNUITIES

    This Prospectus describes a type of variable annuity, a deferred variable annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Contracts have a fixed interest rate option called the "Fixed Account." The Fixed Account is not available to all Contract owners. The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The variable pay-out options under the Contracts have a fixed payment option called the "Fixed Income Payment Option." Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the withdrawal charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then you should compare the fees and charges (E.G., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

OTHER EXCHANGES: Generally, you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange you should compare both annuities carefully. If you exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.

THE CONTRACT

    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Contract and the living and/or death benefits.

A Contract consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Contract is offered in several variations, which we call "classes." Each class offers you the ability to choose certain features. Each has its own Separate Account charge and applicable withdrawal charge (except C Class which has no withdrawal charges). The Contract also offers you the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If you purchase any of the optional death benefits, you receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Contract to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the B Class Contract with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;

..   Enhanced Death Benefits;

..   an Earnings Preservation Benefit; and

..   Guaranteed Minimum Income Benefits.

The Enhanced Death Benefit Max II may only be elected if you have elected the Guaranteed Minimum Income Benefit Max II. The Enhanced Death Benefit III may only be elected if you have elected the Guaranteed Minimum Income Benefit Plus
IV. The Enhanced Death Benefit II may only be elected if you have elected the Guaranteed Minimum Income Benefit Plus III. You may not elect the Earnings Preservation Benefit with an Enhanced Death Benefit.

Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.

We may restrict the investment choices available to you if you select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

If you choose the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II, we require you to allocate your purchase payments and Account Value as described below under "Investment Allocation Restrictions for the Guaranteed Minimum Income Benefit Max II and the Enhanced Death Benefit Max II" until the optional benefit terminates.

If you choose the Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit III, the Guaranteed Minimum Income Benefit Plus III or the Enhanced Death Benefit II, we require you to allocate your purchase payments and Account Value as described below under "Investment Allocation Restrictions for the Guaranteed Minimum Income Benefit Plus IV, Enhanced Death Benefit III, Guaranteed Minimum Income Benefit Plus III and Enhanced Death Benefit II" until the optional benefit terminates.

Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

CLASSES OF THE CONTRACT

B CLASS

The B Class has a 1.25% annual Separate Account charge (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining seven year withdrawal charge on each purchase payment. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.45% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%.

B PLUS CLASS

THE B PLUS CLASS (MAY ALSO BE KNOWN AS THE "BONUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase a Contract in the B Plus Class before your 81st birthday. If there are joint Contract owners, the age of the oldest joint Contract owner will be used to determine eligibility. Under the B Plus Class Contract, we currently credit 6% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro rata basis to the Fixed Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments. The B Plus Class has a 1.80% annual Separate Account charge (2.05% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine year withdrawal charge on each purchase payment. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 2.00% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.25%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.25% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.50%. After you have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds). After you have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit, or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. During the pay-out phase, the Separate Account charge is 1.25% (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds), regardless of when the Contract is annuitized.

Investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract. (If the Fixed Account is available, Fixed Account rates for the B Plus Class may be lower than those declared for the other classes.)

The B Plus Class Contract may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.

Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.

There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later.

The following table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% credit compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and

c) an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.

--------------------------------------------------------------------------------

                                     B Plus Class                R Class
                                (1.80% Separate Account  (1.15% Separate Account
Contract Year                  charge for first 9 years)    charge all years)
--------------------------------------------------------------------------------
1                                       $55,761                  $52,930
--------------------------------------------------------------------------------
2                                       $58,666                  $56,032
--------------------------------------------------------------------------------
3                                       $61,723                  $59,315
--------------------------------------------------------------------------------
4                                       $64,939                  $62,791
--------------------------------------------------------------------------------
5                                       $68,322                  $66,471
--------------------------------------------------------------------------------
6                                       $71,882                  $70,366
--------------------------------------------------------------------------------
7                                       $75,627                  $74,489
--------------------------------------------------------------------------------
8                                       $79,567                  $78,854
--------------------------------------------------------------------------------
9                                       $83,712                  $83,475
--------------------------------------------------------------------------------
10                                      $88,534                  $88,367
--------------------------------------------------------------------------------
11                                      $93,634                  $93,545
--------------------------------------------------------------------------------
12                                      $99,027                  $99,027
--------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the "break-even" point, which is when the Account Balance of a B Plus Class contract will equal the Account Balance of an R Class contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.

The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.

The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.

Any 6% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Value, depending upon your state law. In the case of a refund of Account Value, the refunded amount will include any investment performance on amounts attributable to the 6% credit. If there have been any losses from the investment performance on the amounts attributable to the 6% credit, we will bear that loss.

If we agree to permit your beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if you had a B Plus Class Contract, the Contract will be issued as a B Class Contract.

C CLASS

The C Class has a 1.65% annual Separate Account charge (1.90% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and no withdrawal charge. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.85% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.10%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.10% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.35%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Contract. A money market investment division is available in the C Class Contract.

L CLASS

The L Class has a 1.50% annual Separate Account charge (1.75% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining three year withdrawal charge on each purchase payment. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.95% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.20%. If the Fixed Account is available, Fixed Account rates for the L Class may be lower than those declared for the other classes.

R CLASS

The R Class has a 1.15% annual Separate Account charge (1.40% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine-year withdrawal charge on each purchase payment. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.35% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.60%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.60% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.85%.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The prospectuses and SAIs are available upon your request by calling us or writing to us at the appropriate phone number or address below.

             If you purchased your      If you purchased your
             Contract through a         Contract through
             METLIFE sales              a NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342

             800-638-7732               800-435-4117

You can also obtain information about the Portfolios (including a copy of the SAI) by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The Metropolitan Fund, the Met Investors Fund and the American Funds(R) prospectuses will accompany or precede the delivery of your Contract. You should read these prospectuses carefully before making purchase payments to the investment divisions. All of the classes of shares available to the Contracts, Class B of the Metropolitan Fund, Class B of the Met Investors Fund (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios which are Class C, and the Pioneer Strategic Income Portfolio, which is Class E), and Class 2 of the American Funds(R), impose a 12b-1 Plan fee.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See "Appendix B") The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Value or income payments are subject to the risks associated with investing in stocks and bonds, your Account Value or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling or through your registered representative. We do not guarantee the investment results of the Portfolios.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata share of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A Contract owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds(R) Balanced Allocation Portfolio, the American Funds(R) Growth Allocation Portfolio and the American Funds(R) Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds(R) Portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) Portfolios which are not made available directly under the Contract.

The MetLife Aggressive Strategy Portfolio, also known as an "asset allocation portfolio", is a "fund of funds" Portfolio that invests substantially all of its assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, this asset allocation portfolio will bear its pro rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of the Portfolio. The expense level will vary over time, depending on the mix of underlying Portfolios in which the MetLife Aggressive Strategy Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in this asset allocation portfolio. A Contract owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

The current Portfolios are listed below, along with their Investment Manager and any Sub-Investment Manager.

                                                                                         INVESTMENT MANAGER/
PORTFOLIO                                INVESTMENT OBJECTIVE                            SUB-INVESTMENT MANAGER
---------                                --------------------                            ----------------------
                                                      AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL              SEEKS LONG-TERM GROWTH OF CAPITAL.              CAPITAL RESEARCH AND MANAGEMENT
CAPITALIZATION FUND                                                                      COMPANY
AMERICAN FUNDS GROWTH-INCOME FUND        SEEKS LONG-TERM GROWTH OF CAPITAL AND           CAPITAL RESEARCH AND MANAGEMENT
                                         INCOME.                                         COMPANY
                                                     MET INVESTORS FUND
ALLIANCEBERNSTEIN GLOBAL DYNAMIC         SEEKS CAPITAL APPRECIATION AND CURRENT INCOME.  METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO*                                                                    SUB-INVESTMENT MANAGER:
                                                                                         ALLIANCEBERNSTEIN L.P.
AMERICAN FUNDS(R) BALANCED ALLOCATION    SEEKS A BALANCE BETWEEN A HIGH LEVEL OF         METLIFE ADVISERS, LLC
PORTFOLIO                                CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                         GREATER EMPHASIS ON GROWTH OF CAPITAL.
AMERICAN FUNDS(R) BOND PORTFOLIO         SEEKS TO MAXIMIZE CURRENT INCOME AND            METLIFE ADVISERS, LLC; CAPITAL
                                         PRESERVE CAPITAL.                               RESEARCH AND MANAGEMENT COMPANY
AMERICAN FUNDS(R) GROWTH ALLOCATION      SEEKS GROWTH OF CAPITAL.                        METLIFE ADVISERS, LLC
PORTFOLIO
AMERICAN FUNDS(R) GROWTH PORTFOLIO       SEEKS TO ACHIEVE GROWTH OF CAPITAL.             METLIFE ADVISERS, LLC; CAPITAL
                                                                                         RESEARCH AND MANAGEMENT COMPANY
AMERICAN FUNDS(R) MODERATE ALLOCATION    SEEKS A HIGH TOTAL RETURN IN THE FORM OF        METLIFE ADVISERS, LLC
PORTFOLIO                                INCOME AND GROWTH OF CAPITAL, WITH A GREATER
                                         EMPHASIS ON INCOME.
AQR GLOBAL RISK BALANCED PORTFOLIO*      SEEKS TOTAL RETURN.                             METLIFE ADVISERS, LLC
                                                                                         SUB-INVESTMENT MANAGER: AQR CAPITAL
                                                                                         MANAGEMENT, LLC
BLACKROCK GLOBAL TACTICAL STRATEGIES     SEEKS CAPITAL APPRECIATION AND CURRENT INCOME.  METLIFE ADVISERS, LLC
PORTFOLIO*                                                                               SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                         FINANCIAL MANAGEMENT, INC.
BLACKROCK LARGE CAP CORE PORTFOLIO       SEEKS LONG-TERM CAPITAL GROWTH.                 METLIFE ADVISERS, LLC
                                                                                         SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                         ADVISORS, LLC
CLARION GLOBAL REAL ESTATE PORTFOLIO     SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL   METLIFE ADVISERS, LLC
                                         ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL     SUB-INVESTMENT MANAGER: ING CLARION
                                         APPRECIATION AND CURRENT INCOME.                REAL ESTATE SECURITIES LLC
DREMAN SMALL CAP VALUE PORTFOLIO         SEEKS CAPITAL APPRECIATION.                     METLIFE ADVISERS, LLC
                                                                                         SUB-INVESTMENT MANAGER: DREMAN VALUE
                                                                                         MANAGEMENT, LLC
HARRIS OAKMARK INTERNATIONAL PORTFOLIO   SEEKS LONG-TERM CAPITAL APPRECIATION.           METLIFE ADVISERS, LLC
                                                                                         SUB-INVESTMENT MANAGER: HARRIS
                                                                                         ASSOCIATES L.P.
INVESCO SMALL CAP GROWTH PORTFOLIO       SEEKS LONG-TERM GROWTH OF CAPITAL.              METLIFE ADVISERS, LLC
                                                                                         SUB-INVESTMENT MANAGER: INVESCO
                                                                                         ADVISERS, INC.


PORTFOLIO                                INVESTMENT OBJECTIVE
---------                                --------------------
JANUS FORTY PORTFOLIO                    SEEKS CAPITAL APPRECIATION.


LAZARD MID CAP PORTFOLIO                 SEEKS LONG-TERM GROWTH OF CAPITAL.


LEGG MASON CLEARBRIDGE AGGRESSIVE        SEEKS CAPITAL APPRECIATION.
GROWTH PORTFOLIO

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO   SEEKS HIGH TOTAL INVESTMENT RETURN THROUGH A
                                         COMBINATION OF CAPITAL APPRECIATION AND
                                         INCOME.
LORD ABBETT BOND DEBENTURE PORTFOLIO     SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY
                                         FOR CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL
                                         RETURN.
MET/EATON VANCE FLOATING RATE PORTFOLIO  SEEKS A HIGH LEVEL OF CURRENT INCOME.


MET/FRANKLIN INCOME PORTFOLIO            SEEKS TO MAXIMIZE INCOME WHILE MAINTAINING
                                         PROSPECTS FOR CAPITAL APPRECIATION.

MET/FRANKLIN LOW DURATION TOTAL RETURN   SEEKS A HIGH LEVEL OF CURRENT INCOME, WHILE
PORTFOLIO                                SEEKING PRESERVATION OF SHAREHOLDERS' CAPITAL.

MET/FRANKLIN MUTUAL SHARES PORTFOLIO     SEEKS CAPITAL APPRECIATION, WHICH MAY
                                         OCCASIONALLY BE SHORT-TERM. THE PORTFOLIO'S
                                         SECONDARY INVESTMENT OBJECTIVE IS INCOME.
MET/FRANKLIN TEMPLETON FOUNDING          PRIMARILY SEEKS CAPITAL APPRECIATION AND
STRATEGY PORTFOLIO                       SECONDARILY SEEKS INCOME.
MET/TEMPLETON GROWTH PORTFOLIO           SEEKS LONG-TERM CAPITAL GROWTH.


MET/TEMPLETON INTERNATIONAL BOND         SEEKS CURRENT INCOME WITH CAPITAL APPRECIATION
PORTFOLIO#                               AND GROWTH OF INCOME.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO    SEEKS GROWTH OF CAPITAL.
METLIFE BALANCED PLUS PORTFOLIO*         SEEKS A BALANCE BETWEEN A HIGH LEVEL OF
                                         CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                         GREATER EMPHASIS ON GROWTH OF CAPITAL.


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO SEEKS CAPITAL APPRECIATION.


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  SEEKS CAPITAL APPRECIATION.


MORGAN STANLEY MID CAP GROWTH PORTFOLIO  SEEKS CAPITAL APPRECIATION.


OPPENHEIMER CAPITAL APPRECIATION         SEEKS CAPITAL APPRECIATION.
PORTFOLIO

                                         INVESTMENT MANAGER/
PORTFOLIO                                SUB-INVESTMENT MANAGER
---------                                ----------------------
JANUS FORTY PORTFOLIO                    METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: JANUS CAPITAL
                                         MANAGEMENT LLC
LAZARD MID CAP PORTFOLIO                 METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: LAZARD ASSET
                                         MANAGEMENT LLC
LEGG MASON CLEARBRIDGE AGGRESSIVE        METLIFE ADVISERS, LLC
GROWTH PORTFOLIO                         SUB-INVESTMENT MANAGER: CLEARBRIDGE
                                         ADVISORS, LLC
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO   METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: LOOMIS,
                                         SAYLES & COMPANY, L.P.
LORD ABBETT BOND DEBENTURE PORTFOLIO     METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: LORD, ABBETT
                                         & CO. LLC
MET/EATON VANCE FLOATING RATE PORTFOLIO  METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: EATON VANCE
                                         MANAGEMENT
MET/FRANKLIN INCOME PORTFOLIO            METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: FRANKLIN
                                         ADVISERS, INC.
MET/FRANKLIN LOW DURATION TOTAL RETURN   METLIFE ADVISERS, LLC
PORTFOLIO                                SUB-INVESTMENT MANAGER: FRANKLIN
                                         ADVISERS, INC.
MET/FRANKLIN MUTUAL SHARES PORTFOLIO     METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: FRANKLIN
                                         MUTUAL ADVISERS, LLC
MET/FRANKLIN TEMPLETON FOUNDING          METLIFE ADVISERS, LLC
STRATEGY PORTFOLIO
MET/TEMPLETON GROWTH PORTFOLIO           METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: TEMPLETON GLOBAL
                                         ADVISORS LIMITED
MET/TEMPLETON INTERNATIONAL BOND         METLIFE ADVISERS, LLC
PORTFOLIO#                               SUB-INVESTMENT MANAGER: FRANKLIN
                                         ADVISERS, INC.
METLIFE AGGRESSIVE STRATEGY PORTFOLIO    METLIFE ADVISERS, LLC
METLIFE BALANCED PLUS PORTFOLIO*         METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: BASE PORTION:
                                         METLIFE ADVISERS, LLC
                                         OVERLAY PORTION: PACIFIC INVESTMENT
                                         MANAGEMENT COMPANY, LLC
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                         FINANCIAL SERVICES COMPANY
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                         FINANCIAL SERVICES COMPANY
MORGAN STANLEY MID CAP GROWTH PORTFOLIO  METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: MORGAN
                                         STANLEY INVESTMENT MANAGEMENT INC.
OPPENHEIMER CAPITAL APPRECIATION         METLIFE ADVISERS, LLC
PORTFOLIO                                SUB-INVESTMENT MANAGER:
                                         OPPENHEIMERFUNDS, INC.

                                                                                          INVESTMENT MANAGER/
PORTFOLIO                                INVESTMENT OBJECTIVE                             SUB-INVESTMENT MANAGER
---------                                --------------------                             ----------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO SEEKS MAXIMUM REAL RETURN, CONSISTENT WITH       METLIFE ADVISERS, LLC
                                         PRESERVATION OF CAPITAL AND PRUDENT              SUB-INVESTMENT MANAGER: PACIFIC
                                         INVESTMENT MANAGEMENT.                           INVESTMENT MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN PORTFOLIO             SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH      METLIFE ADVISERS, LLC
                                         THE PRESERVATION OF CAPITAL AND PRUDENT          SUB-INVESTMENT MANAGER: PACIFIC
                                         INVESTMENT MANAGEMENT.                           INVESTMENT MANAGEMENT COMPANY LLC
PIONEER STRATEGIC INCOME PORTFOLIO       SEEKS A HIGH LEVEL OF CURRENT INCOME.            METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: PIONEER
                                                                                          INVESTMENT MANAGEMENT, INC.
PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO*  SEEKS A HIGH LEVEL OF CURRENT INCOME             METLIFE ADVISERS, LLC
                                         CONSISTENT WITH PRESERVATION OF CAPITAL.         SUB-INVESTMENT MANAGER: PYRAMIS
                                                                                          GLOBAL ADVISORS, LLC
RCM TECHNOLOGY PORTFOLIO                 SEEKS CAPITAL APPRECIATION; NO CONSIDERATION IS  METLIFE ADVISERS, LLC
                                         GIVEN TO INCOME.                                 SUB-INVESTMENT MANAGER: RCM CAPITAL
                                                                                          MANAGEMENT LLC
SSGA GROWTH AND INCOME ETF PORTFOLIO     SEEKS GROWTH OF CAPITAL AND INCOME.              METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                                          MANAGEMENT, INC.
SSGA GROWTH ETF PORTFOLIO                SEEKS GROWTH OF CAPITAL.                         METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: SSGA FUNDS
                                                                                          MANAGEMENT, INC.
T. ROWE PRICE MID CAP GROWTH PORTFOLIO   SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                                          ASSOCIATES, INC.
                                                       METROPOLITAN FUND
ARTIO INTERNATIONAL STOCK PORTFOLIO      SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: ARTIO GLOBAL
                                                                                          MANAGEMENT, LLC
BARCLAYS CAPITAL AGGREGATE BOND INDEX    SEEKS TO EQUAL THE PERFORMANCE OF THE            METLIFE ADVISERS, LLC
PORTFOLIO                                BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX.      SUB-INVESTMENT MANAGER: METLIFE
                                                                                          INVESTMENT ADVISORS COMPANY, LLC
BLACKROCK AGGRESSIVE GROWTH PORTFOLIO    SEEKS MAXIMUM CAPITAL APPRECIATION.              METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                          ADVISORS, LLC
BLACKROCK BOND INCOME PORTFOLIO          SEEKS A COMPETITIVE TOTAL RETURN PRIMARILY       METLIFE ADVISERS, LLC
                                         FROM INVESTING IN FIXED-INCOME SECURITIES.       SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                          ADVISORS, LLC
BLACKROCK LARGE CAP VALUE PORTFOLIO      SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                          ADVISORS, LLC
BLACKROCK LEGACY LARGE CAP GROWTH        SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
PORTFOLIO                                                                                 SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                          ADVISORS, LLC
BLACKROCK MONEY MARKET PORTFOLIO         SEEKS A HIGH LEVEL OF CURRENT INCOME             METLIFE ADVISERS, LLC
                                         CONSISTENT WITH PRESERVATION OF CAPITAL.         SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                          ADVISORS, LLC
DAVIS VENTURE VALUE PORTFOLIO            SEEKS GROWTH OF CAPITAL.                         METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: DAVIS
                                                                                          SELECTED ADVISERS, L.P.
JENNISON GROWTH PORTFOLIO                SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: JENNISON
                                                                                          ASSOCIATES LLC

                                                                                          INVESTMENT MANAGER/
PORTFOLIO                                INVESTMENT OBJECTIVE                             SUB-INVESTMENT MANAGER
---------                                --------------------                             ----------------------
LOOMIS SAYLES SMALL CAP CORE PORTFOLIO   SEEKS LONG-TERM CAPITAL GROWTH FROM              METLIFE ADVISERS, LLC
                                         INVESTMENTS IN COMMON STOCKS OR OTHER EQUITY     SUB-INVESTMENT MANAGER: LOOMIS,
                                         SECURITIES.                                      SAYLES & COMPANY, L.P.
MET/ARTISAN MID CAP VALUE PORTFOLIO      SEEKS LONG-TERM CAPITAL GROWTH.                  METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: ARTISAN
                                                                                          PARTNERS LIMITED PARTNERSHIP
MET/DIMENSIONAL INTERNATIONAL SMALL      SEEKS LONG-TERM CAPITAL APPRECIATION.            METLIFE ADVISERS, LLC
COMPANY PORTFOLIO                                                                         SUB-INVESTMENT MANAGER: DIMENSIONAL
                                                                                          FUND ADVISORS LP
METLIFE CONSERVATIVE ALLOCATION          SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH       METLIFE ADVISERS, LLC
PORTFOLIO                                GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.
METLIFE CONSERVATIVE TO MODERATE         SEEKS HIGH TOTAL RETURN IN THE FORM OF INCOME    METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO                     AND GROWTH OF CAPITAL, WITH A GREATER
                                         EMPHASIS ON INCOME.
METLIFE MID CAP STOCK INDEX PORTFOLIO    SEEKS TO EQUAL THE PERFORMANCE OF THE            METLIFE ADVISERS, LLC
                                         STANDARD & POOR'S MIDCAP 400(R) COMPOSITE        SUB-INVESTMENT MANAGER: METLIFE
                                         STOCK PRICE INDEX.                               INVESTMENT ADVISORS COMPANY, LLC
METLIFE MODERATE ALLOCATION PORTFOLIO    SEEKS A BALANCE BETWEEN A HIGH LEVEL OF          METLIFE ADVISERS, LLC
                                         CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                         GREATER EMPHASIS ON GROWTH OF CAPITAL.
METLIFE MODERATE TO AGGRESSIVE           SEEKS GROWTH OF CAPITAL.                         METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO            SEEKS TO EQUAL THE PERFORMANCE OF THE            METLIFE ADVISERS, LLC
                                         STANDARD & POOR'S 500(R) COMPOSITE STOCK         SUB-INVESTMENT MANAGER: METLIFE
                                         PRICE INDEX.                                     INVESTMENT ADVISORS COMPANY, LLC
MFS(R) TOTAL RETURN PORTFOLIO            SEEKS A FAVORABLE TOTAL RETURN THROUGH           METLIFE ADVISERS, LLC
                                         INVESTMENT IN A DIVERSIFIED PORTFOLIO.           SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                          FINANCIAL SERVICES COMPANY
MFS(R) VALUE PORTFOLIO                   SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                          FINANCIAL SERVICES COMPANY
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO   SEEKS TO EQUAL THE PERFORMANCE OF THE MSCI       METLIFE ADVISERS, LLC
                                         EAFE(R) INDEX.                                   SUB-INVESTMENT MANAGER: METLIFE
                                                                                          INVESTMENT ADVISORS COMPANY, LLC
NEUBERGER BERMAN GENESIS PORTFOLIO       SEEKS HIGH TOTAL RETURN, CONSISTING PRINCIPALLY  METLIFE ADVISERS, LLC
                                         OF CAPITAL APPRECIATION.                         SUB-INVESTMENT MANAGER: NEUBERGER
                                                                                          BERMAN MANAGEMENT LLC
NEUBERGER BERMAN MID CAP VALUE PORTFOLIO SEEKS CAPITAL GROWTH.                            METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER: NEUBERGER
                                                                                          BERMAN MANAGEMENT LLC
OPPENHEIMER GLOBAL EQUITY PORTFOLIO      SEEKS CAPITAL APPRECIATION.                      METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER:
                                                                                          OPPENHEIMERFUNDS, INC.
RUSSELL 2000(R) INDEX PORTFOLIO          SEEKS TO EQUAL THE PERFORMANCE OF THE RUSSELL    METLIFE ADVISERS, LLC
                                         2000(R) INDEX.                                   SUB-INVESTMENT MANAGER: METLIFE
                                                                                          INVESTMENT ADVISORS COMPANY, LLC
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH.                  METLIFE ADVISERS, LLC
                                                                                          SUB-INVESTMENT MANAGER:
                                                                                          T. ROWE PRICE ASSOCIATES, INC.
VAN ECK GLOBAL NATURAL RESOURCES         SEEKS LONG-TERM CAPITAL APPRECIATION WITH        METLIFE ADVISERS, LLC
PORTFOLIO#                               INCOME AS A SECONDARY CONSIDERATION.             SUB-INVESTMENT MANAGER:
                                                                                          VAN ECK ASSOCIATES CORPORATION
WESTERN ASSET MANAGEMENT U.S.            SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT        METLIFE ADVISERS, LLC
GOVERNMENT PORTFOLIO                     WITH PRESERVATION OF CAPITAL AND MAINTENANCE     SUB-INVESTMENT MANAGER:
                                         OF LIQUIDITY.                                    WESTERN ASSET MANAGEMENT COMPANY

  # These Portfolios are only available to those who have elected the Guaranteed Minimum Income Benefit Plus IV, the Guaranteed Minimum Income Benefit Plus III, the Enhanced Death Benefit III or the Enhanced Death Benefit II.

  * These Portfolios are only available to those who have elected the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II.

Some of the investment choices may not be available under the terms of your Contract. Your Contract or other correspondence we provide you will indicate the investment divisions that are available to you. The BlackRock Money Market Division is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit rider or the Enhanced Death Benefit. The Met/Templeton International Bond Investment Division and the Van Eck Global Natural Resources Investment Division are only available to those who have elected the Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit III, the Guaranteed Minimum Income Benefit Plus III or the Enhanced Death Benefit II. The AQR Global Risk Balanced Portfolio, the AllianceBernstein Global Dynamics Allocation Portfolio, the BlackRock Global Tactical Strategies Portfolio, the MetLife Balanced Plus Portfolio and Pyramis(R) Government Income Portfolio are only available to those who have elected the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II.

Your investment choices also may be limited because:

..   We have restricted the available investment divisions.

..   Some of the investment divisions are not approved in your state.

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN OPTIONAL BENEFITS

INVESTMENT ALLOCATION RESTRICTIONS FOR THE GUARANTEED MINIMUM INCOME BENEFIT MAX II AND THE ENHANCED DEATH BENEFIT MAX II

If you elect the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II, you may allocate your purchase payments and Account Value among these four investment choices:

(a)AllianceBernstein Global Dynamic Allocation

(b)AQR Global Risk Balanced

(c)BlackRock Global Tactical Strategies

(d)MetLife Balanced Plus

In addition, you may allocate purchase payments and Account Value to Pyramis(R) Government Income Portfolio investment choice. No other investment choices are available.

The AllianceBernstein Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, and MetLife Balanced Plus Portfolio have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the Guaranteed Minimum Income Benefit Max II and the Enhanced Death Benefit Max II. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the Guaranteed Minimum Income Benefit Max II and the Enhanced Death Benefit Max II are not selected may offer the potential for higher returns. Before you select the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II, you and your financial representative should carefully consider whether the five investment options available with the Guaranteed Minimum Income Benefit Max II and the Enhanced Death Benefit Max II meet your investment objectives and risk tolerance.

You may also allocate purchase payments to the Enhanced Dollar Cost Averaging
(EDCA) program, provided that your destination investment choices are one or more of the investment choices listed above. If you elect the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II, you may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.

RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER AN OPTIONAL BENEFIT
TERMINATES. If the Guaranteed Minimum Income Benefit Max II terminates (see "Living Benefits--Guaranteed Income Benefits--Terminating the GMIB Max II and GMIB Plus IV") or if the Enhanced Death Benefit Max II terminates (see "Optional Death Benefits--Terminating the EDB Max II and the EDB III"), you may no longer allocate subsequent purchase payments or transfer Account Value to or among the five investment choices listed above. You may leave Account Value in the five investment choices listed above, but once you transfer Account Value to an investment choice that is not one of the five investment choices listed above, you will not be permitted to transfer it back to any of those five investment choices. If the Guaranteed Minimum Income Benefit Max II terminates, or if you elected both the Guaranteed Minimum Income Benefit Max II and the Enhanced Death Benefit Max II and they both terminate, you will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the other available investment choices, but not to the Fixed Account. However, if you elected both the Guaranteed Minimum Income Benefit Max II and the Enhanced Death Benefit Max II, and only the Guaranteed Minimum Income Benefit Max II has terminated, the investment allocation restrictions described at the beginning of this section will continue to apply.

POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. In the future, we may choose not to permit owners of existing Contracts with the Guaranteed Minimum Income Benefit Max II to make subsequent purchase payments if: (a) the Guaranteed Minimum Income Benefit Max II is no longer available to new customers, or (b) we make certain changes to the terms of the Guaranteed Minimum Income Benefit Max II offered to new customers (for example, if we change the Guaranteed Minimum Income Benefit Max II charge; see your Contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit owners of existing Contracts with the Enhanced Death Benefit Max II to make subsequent purchase payments if: (a) the Enhanced Death Benefit Max II is no longer available to new customers, or (b) we make certain changes to the terms of the Enhanced Death Benefit Max II offered to new customers (see your Contract schedule for a list of the changes). We will notify owners of Contracts with the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract owners will still be permitted to transfer Account Value among the five investment choices listed above.

INVESTMENT ALLOCATION RESTRICTIONS--CALIFORNIA FREE LOOK REQUIREMENTS FOR PURCHASERS AGE 60 AND OVER. If you are a California purchaser aged 60 and older, you may allocate your purchase payments to the BlackRock Money Market Portfolio during the free look period. After the free look expires, your Account Value will automatically be transferred to the Guaranteed Minimum Income Benefit Max II and Enhanced Death Benefit Max II Portfolios, according to the allocation instructions you have given us. If you do not allocate your purchase payments to the BlackRock Money Market Portfolio and the Contract is cancelled during the free look, you will only be entitled to a refund of the Contract's Account Value, which may be less than the purchase payments made to the Contract.

INVESTMENT ALLOCATION RESTRICTIONS FOR THE GUARANTEED MINIMUM INCOME BENEFIT PLUS IV, THE ENHANCED DEATH BENEFIT III, THE GUARANTEED MINIMUM INCOME BENEFIT PLUS III AND THE ENHANCED DEATH BENEFIT II

If you elect the Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit III, the Guaranteed Minimum Income Benefit Plus III or the Enhanced Death Benefit II, you must comply with certain investment allocation restrictions. Specifically, you must allocate according to either Option (A) or Option (B) (the "Option (B) Investment Allocation Restrictions") below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the dollar cost averaging programs and automated investment strategies are available under Option (A) and Option (B). (See "Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies" in this section and the chart titled "Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs" in "Automated Investment Strategies").

(A)You must allocate:

  . 100% of your purchase payments or Account Value to the Fixed Account (or the BlackRock Money Market Investment Division where the Fixed Account is not available), American Funds(R) Balanced Allocation Investment Division, American Funds(R) Moderate Allocation Investment Division, the MetLife Conservative Allocation Investment Division, MetLife Conservative to Moderate Allocation Investment Division, MetLife Moderate Allocation Investment Division, and/or SSgA Growth and Income ETF Investment Division;

   OR

(B)You must allocate:

  . AT LEAST 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Account and the BlackRock Money Market Investment Division (where available);

  . UP TO 70% of purchase payments or Account Value to Platform 2 investment choices;

  . UP TO 15% of purchase payments or Account Value to Platform 3 investment choices; and

  . UP TO 15% of purchase payments or Account Value to Platform 4 investment choices.

SUBSEQUENT PURCHASE PAYMENTS

Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit you to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Value will be immediately allocated according to the most recently provided allocation instructions.

EXAMPLE:
Your Account Value is $100,000 and you have allocated 70% to the American Funds(R) Growth Investment Division and 30% to the PIMCO Total Return Investment Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Investment Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Investment Division.

The investment choices in each platform are as follows:

            PLATFORM 1  INVESTMENT CHOICES
                        AMERICAN FUNDS(R) BOND
                        BARCLAYS CAPITAL AGGREGATE BOND INDEX
                        BLACKROCK BOND INCOME
                        MET/FRANKLIN LOW DURATION TOTAL RETURN
                        PIMCO INFLATION PROTECTED BOND
                        PIMCO TOTAL RETURN
                        WESTERN ASSET MANAGEMENT U.S. GOVERNMENT

PLATFORM 2
            AMERICAN FUNDS(R) GROWTH                     LORD ABBETT BOND DEBENTURE
            AMERICAN FUNDS GROWTH-INCOME                 MET/FRANKLIN INCOME
            ARTIO INTERNATIONAL STOCK                    MET/FRANKLIN MUTUAL SHARES
            BLACKROCK LARGE CAP CORE                     MET/TEMPLETON GROWTH
            BLACKROCK LARGE CAP VALUE                    METLIFE STOCK INDEX
            BLACKROCK LEGACY LARGE CAP GROWTH            MFS(R) RESEARCH INTERNATIONAL
            DAVIS VENTURE VALUE                          MFS(R) TOTAL RETURN
            HARRIS OAKMARK INTERNATIONAL                 MFS(R) VALUE
            JANUS FORTY                                  MORGAN STANLEY EAFE(R) INDEX
            JENNISON GROWTH                              OPPENHEIMER CAPITAL APPRECIATION
            LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH     OPPENHEIMER GLOBAL EQUITY
            LOOMIS SAYLES GLOBAL MARKETS                 PIONEER STRATEGIC INCOME
PLATFORM 3
            BLACKROCK AGGRESSIVE GROWTH
            LAZARD MID CAP
            MET/ARTISAN MID CAP VALUE
            METLIFE MID CAP STOCK INDEX
            MORGAN STANLEY MID CAP GROWTH
            NEUBERGER BERMAN MID CAP VALUE
            T. ROWE PRICE MID CAP GROWTH
PLATFORM 4  INVESTMENT CHOICES
            AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
            CLARION GLOBAL REAL ESTATE
            DREMAN SMALL CAP VALUE
            LOOMIS SAYLES SMALL CAP CORE
            INVESCO SMALL CAP GROWTH
            MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY
            MET/EATON VANCE FLOATING RATE
            MET/TEMPLETON INTERNATIONAL BOND
            MFS(R) EMERGING MARKETS EQUITY
            NEUBERGER BERMAN GENESIS
            RUSSELL 2000(R) INDEX
            RCM TECHNOLOGY
            T. ROWE PRICE SMALL CAP GROWTH
            VAN ECK GLOBAL NATURAL RESOURCES

OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAM, OPTIONAL DOLLAR COST AVERAGING PROGRAMS AND AUTOMATED INVESTMENT STRATEGIES. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If you choose to allocate according to Option (B) above, and you choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, you must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if you made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, all transfers from the Enhanced Dollar Cost Averaging Program or Fixed Account Value must be allocated to the same investment divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if you choose Option (B).

YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Value that you allocated to an investment choice before we changed its classification, unless you make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If you make a new purchase payment or request a transfer among investment choices, you will be required to take the new classification into account in the allocation of your entire Account Value. We will provide you with prior written notice of any changes in classification of investment choices.

REBALANCING. If you choose to allocate according to Option (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal.

CHANGING ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under Option (B) at anytime by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

TRANSFERS. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with separate instructions at the time of transfer.

ADDITIONAL INFORMATION. The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Contracts. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment manager (other than our affiliate MetLife Advisers) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers which is formed as a "limited liability company". Our ownership interest in MetLife Advisers entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the "Table of Expenses" for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the investment management fees paid to the investment managers and sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the "Table of Expenses" and "Who Sells the Contracts". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Contracts".)

THE ANNUITY CONTRACT

   This Prospectus describes the following Contracts under which you can accumulate money:


  .   Non-Qualified

  .   Traditional IRAs (Individual Retirement Annuities)

  .   Roth IRAs (Roth Individual Retirement Annuities)


OPTIONAL AUTOMATED INVESTMENT STRATEGIES, OPTIONAL DOLLAR COST AVERAGING AND OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAMS

  There are two optional automated investment strategies, two optional dollar cost averaging programs (the Equity Generator and the Allocator), and an optional Enhanced Dollar Cost Averaging Program available to you. We created these investment strategies and programs to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help you take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:

  . The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities.

  . The Equity Generator(R) and the Allocator dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or the Enhanced Death Benefit. The Equity Generator and the Allocator dollar cost averaging programs are not available with the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II.

  . The Index Selector(R) is not available if you choose option (B) of the Investment Allocation Restrictions for the Enhanced Death Benefit III, the Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit II or the Guaranteed Minimum Income Benefit Plus III. The Moderate to Aggressive and Aggressive Models are not available with the Enhanced Death Benefit III, the Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit II or the Guaranteed Minimum Income Benefit Plus
      III. The Index Selector is not available if you choose the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II.

  . Quarterly rebalancing is automatic if you choose option (B) of the Investment Allocation Restrictions for the Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit III, the Guaranteed Minimum Income Benefit Plus III and the Enhanced Death Benefit II.

  . You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.

  . You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector or Rebalancer(R) in effect at the same time, but you may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator or the Allocator.

These features are available to you without any additional charges. As with any investment program, none of them can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time.

DOLLAR COST AVERAGING AND ENHANCED DOLLAR COST AVERAGING PROGRAMS

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any investment division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE ALLOCATOR/SM/: Each month a dollar amount you choose is transferred from the Fixed Account to any of the investment divisions you choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Fixed Account Value is exhausted, this strategy is automatically discontinued.

ENHANCED DOLLAR COST AVERAGING PROGRAM: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that you have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the investment divisions you choose, unless your destination investment division is restricted because you have elected certain optional benefits or the Index Selector(R). While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the investment divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.

You may make subsequent purchase payments while an active Enhanced Dollar Cost Averaging Program is in effect. However, subsequent purchase payments will not be allocated to the Enhanced Dollar Cost Averaging Program without your express direction.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program you chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

Unless you instruct us otherwise, if you cancel your participation in the Enhanced Dollar Cost Averaging Program, any remaining dollar amounts will be transferred to the available investment divisions in accordance with the percentages you had chosen for the Enhanced Dollar Cost Averaging Program. We may impose minimum purchase payments and other restrictions to utilize this program.

                                   EXAMPLE:

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                               Transferred from
                                                                                                  EDCA Fixed
                                                                                EDCA 6-Month  Account to Selected
                                                                                   Program        Investment
                                                                 Date  Amount   Interest Rate     Division(s)
                                                             -------- --------- ------------- -------------------
A   Enhanced Dollar Cost Averaging Program ("EDCA") 6-Month
    Program Initial Purchase Payment                           5/1     $12,000*     9.00%           $2,000*
-----------------------------------------------------------------------------------------------------------------
B                                                              6/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
C                                                              7/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
D   EDCA 6-Month Program
    Subsequent Purchase Payment                                8/1    $18,000**     8.00%          $5,000**
-----------------------------------------------------------------------------------------------------------------
E                                                              9/1                                  $5,000
-----------------------------------------------------------------------------------------------------------------
F                                                              10/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
G                                                              11/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
H                                                              12/1                                $4,479.77
-----------------------------------------------------------------------------------------------------------------

    * $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.

    ** Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.

The example is hypothetical and is not based upon actual previous or current rates.

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

We will terminate your participation in any dollar cost averaging program when we receive notification in good order of your death.

AUTOMATED INVESTMENT STRATEGIES

The Rebalancer(R): You select a specific asset allocation for your entire Account Value from among the investment divisions and the Fixed Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency you select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.

The Index Selector(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Value is divided among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account (or the BlackRock Money Market Investment Division where the Fixed Account is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these investment divisions and the Fixed Account (or the BlackRock Money Market Investment Division) is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.

You may participate in the Enhanced Dollar Cost Averaging Program if you choose the Index Selector, as long as your destination investment divisions are those in the Index Selector model you have selected.

If you utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model you choose. Any allocation to an investment division not utilized in the asset allocation model you choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If you choose another Index Selector strategy, you must select from the asset allocation models available at that time. After termination, if you then wish to again select the Index Selector strategy, you must select from the asset allocation models available at that time.

The chart below summarizes the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs and the automated investment strategies:

        Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs

---------------------------------------------------------------------------------------------------------------------------
You may choose one:               B Class          B Plus Class          C Class          L Class          R Class
-------------------               -------          ------------          -------          -------          -------
 Equity Generator                  Yes                 Yes                 No              Yes              Yes
---------------------------------------------------------------------------------------------------------------------------
 Allocator                         Yes                 Yes                 No              Yes              Yes
---------------------------------------------------------------------------------------------------------------------------
Notavailable in Contracts issued in New York State and Washington State with a Guaranteed Minimum Income Benefit or an Enhanced Death Benefit. Not available with the Guaranteed Minimum Income Benefit Max II or the Enhanced Death
   Benefit Max II.
---------------------------------------------------------------------------------------------------------------------------
 EDCA                              Yes                 No                  No              Yes              Yes
---------------------------------------------------------------------------------------------------------------------------
Maynot be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates. Restrictions apply to destination investment divisions with a Guaranteed Minimum Income Benefit, an Enhanced
   Death Benefit and the Index Selector.
---------------------------------------------------------------------------------------------------------------------------

        Optional Automated Investment Strategies

-------------------------------------------------------------------------------------------------------------------------
You may choose one:           B Class           B Plus Class           C Class          L Class          R Class
-------------------           -------           ------------           -------          -------          -------
Rebalancer                     Yes                  Yes                 Yes              Yes              Yes
-------------------------------------------------------------------------------------------------------------------------
Automatic if you choose option (B) of the Investment Allocation Restrictions for the Enhanced Death Benefit III, the
Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit II or the Guaranteed Minimum Income Benefit
Plus III.
-------------------------------------------------------------------------------------------------------------------------
Index Selector                 Yes                  Yes                 Yes              Yes              Yes
-------------------------------------------------------------------------------------------------------------------------
Not available if you choose option (B) of the Investment Allocation Restrictions for the Enhanced Death Benefit III, the
Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit II or the Guaranteed Minimum Income Benefit
Plus III. The Moderate to Aggressive and Aggressive Models are not available with the Enhanced Death Benefit III, the
Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit II or the Guaranteed Minimum Income Benefit
Plus III. Not available with the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II.
-------------------------------------------------------------------------------------------------------------------------

We will terminate all transactions under any automatic investment strategy upon notification in good order of your death.

PURCHASE PAYMENTS

   The B Class and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract and $2,000 for the Traditional IRA and Roth IRA
Contracts. The minimum initial purchase payment through debit authorization for the B Class and R Class Non-Qualified Contract is $500; the minimum initial purchase payment through debit authorization for the B Class and R Class Traditional IRA and Roth IRA Contracts is $100. If you choose to purchase a B Plus Class Contract, the minimum initial purchase payment is $10,000. The minimum initial purchase payment for the C Class and L Class is $25,000. We reserve the right to accept amounts transferred from other annuity contracts that meet the minimum initial purchase payment at the time of the transfer request, but, at the time of receipt in good order, do not meet such requirements because of loss in market value.

If you are purchasing the Contract as the beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through debit authorization. The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law. We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.

We will issue the B, C, L or R Class Contract to you before your 86th birthday. We will issue the B Plus Class Contract to you before your 81st birthday. We will accept your purchase payments until the oldest owner or joint owner (or the annuitant if the owner is a non-natural person) reaches age 91. We reserve the right to reject any purchase payment.

The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

----------------------------------------------------------------------------------------------

                                B Class       B Plus Class  C Class  L Class      R Class
                            ----------------  ------------  -------- -------- ----------------
Initial Purchase Payment        $5,000          $10,000     $25,000  $25,000      $5,000
                               ($2,000:                                          ($2,000:
                            Traditional IRA                                   Traditional IRA
                             and Roth IRA)                                     and Roth IRA)
----------------------------------------------------------------------------------------------
SubsequentPurchase Payment       $500            $500        $500     $500         $500
----------------------------------------------------------------------------------------------
                            (or any amount we are required to accept under applicable tax law)
----------------------------------------------------------------------------------------------
DebitAuthorizations
----------------------------------------------------------------------------------------------
 Initial                         $500           $10,000     $25,000  $25,000       $500
                                ($100:                                            ($100:
                            Traditional IRA                                   Traditional IRA
                               and Roth                                          and Roth
                                 IRA)                                              IRA)
----------------------------------------------------------------------------------------------
 Subsequent                      $100            $100        $100     $100         $100
----------------------------------------------------------------------------------------------
                            (or any amount we are required to accept under applicable tax law)
----------------------------------------------------------------------------------------------

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging Program, if available, and the investment divisions. You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, you may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See "Your Investment Choices --Investment Allocation Restrictions for Certain Optional Benefits", "Optional Death Benefits" and "Guaranteed Income Benefits" for allocation restrictions if you elect certain optional benefits.

DEBIT AUTHORIZATIONS

You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments also may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000;

..   Our right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value and Enhanced
    Dollar Cost Averaging Program balance is equal to or exceeds our maximum for a Fixed Account allocation (e.g., $1,000,000); and

..   Our right to limit subsequent purchase payments for the Guaranteed Minimum
    Income Benefit Max II and the Enhanced Death Benefit Max II if we no longer make these benefits available to new customers or make changes to the terms of these benefits. (See "Investment Allocation Restrictions for Certain Optional Benefits -- Potential Restrictions on Subsequent Purchase Payments" above.)

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and, if selected, the charges for an Enhanced Death Benefit or a Guaranteed Minimum Income Benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

..   First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract you have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and

..   Finally, we multiply the previous Accumulation Unit Value by this result.

   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $.950 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

   You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in an investment division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, you must tell us:

..   The percentage or dollar amount of the transfer;

..   The investment divisions (or Fixed Account) from which you want the money to be transferred;

..   The investment divisions (or Fixed Account) to which you want the money to be transferred; and

..   Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Account (if otherwise available) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value is equal to or exceeds our maximum for Fixed Account allocations (I.E., $1,000,000).

Please see "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits" for transfer restrictions in effect if you have the Enhanced Death Benefit Max II, the Enhanced Death Benefit III, the Enhanced Death Benefit II, the Guaranteed Minimum Income Benefit Max II, the Guaranteed Minimum Income Benefit Plus IV or the Guaranteed Minimum Income Benefit Plus III.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day, if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day. We may require you to use our original forms.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures. They apply to both the "pay-in" and "pay-out" phase of your Contract.

Frequent requests from Contract owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries). We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (I.E., American Funds Global Small Capitalization, Artio International Stock, Clarion Global Real Estate, Dreman Small Cap Value, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Research International, Met/Eaton Vance Floating Rate, Met/Dimensional International Small Company, Met/Templeton Growth, Met/Templeton International Bond, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Russell 2000(R) Index, T. Rowe Price Small Cap Growth, Oppenheimer Global Equity, Pioneer Strategic Income and Van Eck Global Natural Resources -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/ reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other Contract owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

   You may withdraw either all or part of your Account Value from the Contract. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The investment divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which you want the money to be withdrawn.

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

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

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued you the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive under a pay-out option.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that you selected, the payments will be taken out pro rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office. We will also terminate your participation in the program upon notification in good order of your death.

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.

MINIMUM DISTRIBUTION

In order to comply with certain tax law provisions, you may be required to take money out of the Contract. We have a required minimum distribution service that can help you fulfill minimum distribution requirements. We will terminate your participation in the program upon notification in good order of your death.

CHARGES


  There are two types of charges you pay while you have money in an investment division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example,

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
the withdrawal charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while you have the Contract.

SEPARATE ACCOUNT CHARGE

Each class of the Contract has a different annual Separate Account charge that is expressed as a percentage of the average account value. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount you have in the Separate Account on the day the charge is assessed. This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the Separate Account charge for each class of the Contract along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase of the Contract.

                          SEPARATE ACCOUNT CHARGES/1/

                                                        B CLASS B PLUS CLASS/2/ C CLASS L CLASS R CLASS
                                                        ------- --------------  ------- ------- -------
Separate Account charge with Standard Death Benefit/3/.  1.25%       1.80%       1.65%   1.50%   1.15%
 Optional Annual Step-Up Death Benefit.................  0.20%       0.20%       0.20%   0.20%   0.20%
 Optional Earnings Preservation Benefit/4/.............   .25%        .25%        .25%    .25%    .25%

  /1/ We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization investment divisions. We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.

  /2/ The Separate Account charge for the B Plus Class will be reduced by 0.55% after you have held the Contract for nine years.

  /3/  The Separate Account charge includes the Standard Death Benefit.

  /4/ The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Contracts has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios of the Met Investors Fund, which are Class C and have a 0.55% 12b-1 Plan fee and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E and has a 0.15% 12b-1 Plan fee). Class 2 shares of the available

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
American Funds(R) have a 0.25% 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the "Table of Expenses".

ANNUAL CONTRACT FEE


  There is a $30 Annual Contract Fee. This fee is waived if your Account
Value is at least $50,000. It is deducted on a pro rata basis from the investment divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.

TRANSFER FEE

We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers you may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the investment division or the Fixed Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred.

OPTIONAL ENHANCED DEATH BENEFITS

The Enhanced Death Benefit Max II may only be selected if you also select the Guaranteed Minimum Income Benefit Max II. The Enhanced Death Benefit III may only be selected if you also select the Guaranteed Minimum Income Benefit Plus
IV. The Enhanced Death Benefit II may only be selected if you also select the Guaranteed Minimum Income Benefit Plus III.

The Enhanced Death Benefit Max II, the Enhanced Death Benefit III and the Enhanced Death Benefit II are each available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-75 of the Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. If you elect an Optional Step-Up, we may increase the charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

If you make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract owner or joint Contract owner (or annuitant if the Contract owner is a non-natural person) or assign your Contract, a pro rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of owner/annuitant or the assignment. If an Enhanced Death Benefit is terminated because the Contract is terminated, the death benefit amount is determined or your Account Value is not sufficient to pay the optional benefit charge, a pro rata portion of the annual optional benefit charge will not be assessed.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS

The Guaranteed Minimum Income Benefit Max II, the Guaranteed Minimum Income Benefit Plus IV and the Guaranteed Minimum Income Benefit Plus III are each available for an additional charge of 1.00% based on the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. If you elect an Optional Step-Up, we may increase the charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or

(b) the current rate that we charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

If you make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract owner or joint Contract owner (or annuitant if the Contract owner is a non-natural person) or assign your Contract, a pro rata portion of the annual optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of owner/annuitant or the assignment. If a Guaranteed Minimum Income Benefit is terminated because of the death of the owner or joint owner (or the annuitant, if a non-natural person owns the Contract), the Guaranteed Principal Option is exercised or it is the 30th day following the Contract Anniversary prior to your 91st birthday, a pro rata portion of the annual optional benefit charge will not be assessed.

PREMIUM AND OTHER TAXES

   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently depend on the Contract you purchase and your home state or jurisdiction. The chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

   A withdrawal charge may apply if you withdraw purchase payments that were credited to your Contract. There are no withdrawal charges for the C Class
Contract or in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charge Applies"). Withdrawal charges may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law. To determine the withdrawal charge for the Contracts, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from earnings, then from amounts (other than earnings) that can be withdrawn without a withdrawal charge and then from purchase payments, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the withdrawal charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the investment divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your

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
Account Value is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Value that is less than the minimum required.

The withdrawal charge on purchase payments withdrawn for each class is as follows:


IF WITHDRAWN DURING CONTRACT YEAR  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
---------------------------------  ------- ------------ ------- ------- -------
           1......................    7%        8%       None      7%      8%
           2......................    6%        8%                 6%      8%
           3......................    6%        7%                 5%      7%
           4......................    5%        6%                 0%      6%
           5......................    4%        5%                 0%      5%
           6......................    3%        4%                 0%      4%
           7......................    2%        3%                 0%      3%
           8......................    0%        2%                 0%      2%
           9......................    0%        1%                 0%      1%
           Thereafter.............    0%        0%                 0%      0%

The withdrawal charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of withdrawal charges we collect.

WHEN NO WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

You do not pay a withdrawal charge:

..   If you have a C Class Contract.

..   On transfers you make within your Contract among the investment divisions and transfers to or from the Fixed Account.

..   On withdrawals of purchase payments you made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.

..   If you choose payments over one or more lifetimes except, in certain cases, under the Guaranteed Minimum Income Benefit.

..   If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

..   If your Contract permits and your spouse is substituted as the owner of the
    Contract and continues the Contract, that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

..   If you withdraw only your earnings from the investment divisions.

..   During the first Contract Year, if you are in the Systematic Withdrawal
    Program, and you withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.

..   After the first Contract Year, if you withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

..   If the withdrawal is to avoid required federal income tax penalties (not including Section 72(t) or (q) under the Internal Revenue Code) or to satisfy federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if you have a Non-Qualified or Roth IRA Contract.

..   If you accept an amendment converting your Traditional IRA Contract to a
    Roth IRA Contract.

..   If you properly "recharacterize" as permitted under federal tax law your
    Traditional IRA Contract or a Roth IRA Contract using the same Contract.

..   This Contract feature is only available if you are less than 86 years old on the Contract issue date. After the first Contract Year, to withdrawals to which a withdrawal charge would otherwise apply, if you have been either the Contract owner continuously since the issue of the Contract or the spouse who continues the Contract:

  . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts.; or

  . Is diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if you are less than 65 years old on the date you became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if you are disabled as defined in the federal Social Security Act and if you have been the Contract owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.

..   If you have transferred money which is not subject to a withdrawal charge
    (because you have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.

..   Subject to availability in your state, if the early withdrawal charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) you transfer your total Account Value to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

FREE LOOK

   You may cancel your Contract within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether you purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Value as of the date your refund request is received at your Administrative Office in good order.

Any Bonus does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Value, the refunded amount will include any investment performance attributable to the 6% credit. If there are any losses from investment performance attributable to the 6% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

   One of the insurance guarantees we provide you under your Contract is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies).

If you intend to purchase the Contract for use with a Traditional IRA or Roth IRA, please see "Income Taxes" for a discussion concerning IRAs.

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

The standard death benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the Enhanced Death Benefit Max II, the Enhanced Death Benefit III, the Enhanced Death Benefit II and the Earnings Preservation Benefit) are described in the "Optional Death Benefits" section. You may elect the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit. You may not elect the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with an Enhanced Death Benefit. The Enhanced Death Benefit Max II may only be elected if you have elected the Guaranteed Minimum Income Benefit Max II. The Enhanced Death Benefit III may only be elected if you have elected the Guaranteed Minimum Income Benefit Plus
IV. The Enhanced Death Benefit II may only be elected if you have elected the Guaranteed Minimum Income Benefit Plus III.

The Enhanced Death Benefit Max II and the Enhanced Death Benefit III are available in all states except for Nevada. In Nevada, the Enhanced Death Benefit II is the only Enhanced Death Benefit currently available.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your beneficiary may, however, decide to take one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds or under other settlement options that we may make available. If you purchased the Contract as a deceased person's beneficiary under an IRA, your beneficiary may be limited by tax law as to the method of distribution of any death benefit. Please see "Income Taxes" for more information.

If you are a non-natural person, then the life of the annuitant is the basis for determining the death benefit. If there are joint Contract owners, the oldest of the two will be used as a basis for determining the death benefit.

If you are a natural person and you change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), are reset to the Account Value on the date of the change in Contract owner.

SPOUSAL CONTINUATION. If the beneficiary is your spouse, the beneficiary may be substituted as the owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in an investment division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable withdrawal charges except for that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

If the spouse continues the Contract, the second death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II, the Annual Increase Amount for the Guaranteed Minimum Income Benefit Max II or the Enhanced Death Benefit Max II is also reset to the Account Value adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes the Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit III, the Guaranteed Minimum Income Benefit Plus III or the Enhanced Death Benefit II, the Annual Increase Amount for the Guaranteed Minimum Income Benefit Plus IV, the Enhanced Death Benefit III, the Guaranteed Minimum Income Benefit Plus III or the Enhanced Death Benefit II is also reset to the Account Value adjusted to include the death benefit on the date the spouse continues the Contract.

Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.

"STRETCH IRA" CONTRACTS. We permit your beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit. We issue a new Contract to your beneficiary to facilitate the distribution of payments. The designated beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same contract class as your Contract, except, if you had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary may be permitted to choose some optional benefits available under the Contract, but certain Contract provisions or programs may not be available.

If your beneficiary holds the Traditional IRA Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include Highest Anniversary Value as of each fifth Contract Anniversary or Highest Anniversary Value as of each Contract Anniversary, would be reset to the Account Value which has been adjusted to include the death benefit on the date the beneficiary then holds the Contract. If the Contract has the optional Guaranteed Minimum Income Benefit, the Annual Increase Amount is reset to the Account Value which has been adjusted to include the death benefit on the date the beneficiary then holds the Contract. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law as to the method of distribution of any death benefit.

"STRETCH NON-QUALIFIED" CONTRACTS. If available in your state, we permit your beneficiary to hold the Non-Qualified Contract in your name after your death for his/her benefit. We issue a new Contract to your beneficiary to facilitate the distribution of payments. The designated beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same Contract class as your Contract, except, if you had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other non-qualified contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary may be permitted to choose some of the optional benefits available under the Contract, but no optional living benefit options are available and certain Contract provisions or programs may not be available.

If your beneficiary holds the Non-Qualified Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include Highest Anniversary Value as of each fifth Contract Anniversary or Highest Anniversary Value as of each Contract Anniversary, would be reset to the Account Value which has been adjusted to include the death benefit on the date the beneficiary then holds the Contract. If the Contract has an optional Guaranteed Minimum Income Benefit, the Annual Increase Amount is reset to the Account Value which has been adjusted to include the death benefit on the date the beneficiary then holds the Contract. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law and our administrative procedures as to the available methods and period of distribution of any death benefit.

TOTAL CONTROL ACCOUNT. The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

STANDARD DEATH BENEFIT

The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) total purchase payment less partial withdrawals; or (3) your "Highest Anniversary Value" (as described below) as of each fifth Contract Anniversary.

If you die during the pay-in phase and you have not chosen one of the optional death benefits, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Value; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal; or

3. "Highest Anniversary Value" as of each fifth Contract Anniversary, determined as follows:

   .  At issue, the Highest Anniversary Value is your initial purchase payment;

   . Increase the Highest Anniversary Value by each subsequent purchase payment;

   . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal;

   .  On each fifth Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Value and
      (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal and set the Highest Anniversary Value equal to the greatest of the three.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

      . Increase the Highest Anniversary Value by each subsequent purchase payment or

      . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal.

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Value before the withdrawal.

                                   EXAMPLE:

------------------------------------------------------------------------------------------------------
                                                           Date                       Amount
                                               ------------------------------ ------------------------
A   Initial Purchase Payment                             10/1/2011                   $100,000
------------------------------------------------------------------------------------------------------
B   Account Value                                        10/1/2012                   $104,000
                                               (First Contract Anniversary)
------------------------------------------------------------------------------------------------------
C   Death Benefit                                     As of 10/1/2012                $104,000
                                                                              (= greater of A and B)
------------------------------------------------------------------------------------------------------
D   Account Value                                        10/1/2013                    $90,000
                                               (Second Contract Anniversary)
------------------------------------------------------------------------------------------------------
E   Death Benefit                                        10/1/2013                   $100,000
                                                                              (= greater of A and D)
------------------------------------------------------------------------------------------------------
F   Withdrawal                                           10/2/2013                    $9,000
------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                10/2/2013                      10%
                                                                                      (= F/D)
------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                       10/2/2013                    $81,000
                                                                                      (= D-F)
------------------------------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal          As of 10/2/2013                 $90,000
                                                                                   (= A-(A X G))
------------------------------------------------------------------------------------------------------
J   Death Benefit                                        10/2/2013                    $90,000
                                                                              (= greater of H and I)
------------------------------------------------------------------------------------------------------
K   Account Value                                        10/1/2016                   $125,000
------------------------------------------------------------------------------------------------------
L   Death Benefit (Highest Anniversary Value)         As of 10/1/2016                $125,000
                                                    (Fifth Anniversary)       (= greater of I and K)
------------------------------------------------------------------------------------------------------
M   Account Value                                        10/2/2016                   $110,000
------------------------------------------------------------------------------------------------------
N   Death Benefit                                     As of 10/2/2016                $125,000
                                                                              (= greatest of I, L, M)
------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

Account Values on 10/1/13 and 10/2/13 are assumed to be equal prior to the withdrawal.

OPTIONAL DEATH BENEFITS

ANNUAL STEP-UP DEATH BENEFIT

   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; or
(2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Value; or

2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal;

  .   On each Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal.

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Value immediately before the withdrawal.

You may not purchase this benefit if you are 78 years of age or older.

The Annual Step-Up Death Benefit is available for an additional charge of 0.20% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:

-------------------------------------------------------------------------------------------------------------
                                                                   Date                       Amount
                                                       ------------------------------ -----------------------
A   Initial Purchase Payment                                     10/1/2011                   $100,000
-------------------------------------------------------------------------------------------------------------
B   Account Value                                                10/1/2012                   $104,000
                                                       (First Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
C   Death Benefit (Highest Anniversary Value)                 As of 10/1/2012                $104,000
                                                                                      (= greater of A and B)
-------------------------------------------------------------------------------------------------------------
D   Account Value                                                10/1/2013                   $90,000
                                                       (Second Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
E   Death Benefit (Highest Contract Year Anniversary)            10/1/2013                   $104,000
                                                                                      (= greater of B and D)
-------------------------------------------------------------------------------------------------------------
F   Withdrawal                                                   10/2/2013                    $9,000
-------------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                        10/2/2013                     10%
                                                                                             (= F/D)
-------------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                               10/2/2013                   $81,000
                                                                                             (= D-F)
-------------------------------------------------------------------------------------------------------------
I   Highest Anniversary Value reduced for Withdrawal          As of 10/2/2013                $93,600
                                                                                          (= E-(E X G))
-------------------------------------------------------------------------------------------------------------
J   Death Benefit                                                10/2/2013                   $93,600
                                                                                      (= greater of H and I)
-------------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

The Account Values on 10/1/13 and 10/2/13 are assumed to be equal prior to the withdrawal.

THE ENHANCED DEATH BENEFIT MAX II ("EDB MAX II") AND THE ENHANCED DEATH BENEFIT III ("EDB III")

In states where approved, you may select the EDB Max II (subject to investment allocation restrictions) if you are age 75 or younger at the effective date of your Contract and have elected the Guaranteed Minimum Income Benefit Max II. In states where approved, you may select the EDB III (subject to investment allocation restrictions) if you are age 75 or younger at the effective date of your Contract and you have elected the Guaranteed Minimum Income Benefit Plus
IV. If you select the EDB Max II or the EDB III, you may not select the Earnings Preservation Benefit. The Enhanced Death Benefit ("EDB") optional benefits are referred to in your Contract and rider as the "Guaranteed Minimum Death Benefit" or "GMDB".

ENHANCED DEATH BENEFITS MUST BE ELECTED WITH CORRESPONDING GUARANTEED MINIMUM INCOME BENEFITS. The EDB Max II may only be elected if you have elected the Guaranteed Minimum Income Benefit Max II. The EDB III may only be elected if you have elected the Guaranteed Minimum Income Benefit Plus IV. You should understand that by electing both an optional Guaranteed Minimum Income Benefit and an optional Enhanced Death Benefit, you will be paying for and receiving both an income benefit and a death benefit and the cost of the combined optional benefits will be higher than the cost of either an optional Guaranteed Minimum Income Benefit or other available optional death benefit individually. Please note that the standard or other optional death benefits are available under this Contract and are not required to be purchased in combination with an optional Guaranteed Minimum Income Benefit. You should also understand that once

Guaranteed Minimum Income Benefit income payments begin under an optional Guaranteed Minimum Income Benefit, the optional Enhanced Death Benefit will be terminated.

ELECTING THE EDB MAX II OR THE EDB III. You should consult with your sales representative when considering whether to elect the EDB Max II or EDB III. Important factors to consider when comparing the two include:

ANNUAL INCREASE RATE. We calculate a death benefit base under both the EDB Max II and EDB III that helps determine the amount of the death benefit your beneficiaries will receive. One of the factors used in calculating the death benefit base is called the "annual increase rate". The annual increase rate under the EDB Max II is 5.5% and the annual increase rate under the EDB III is 4.5%. (See "EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS" below for circumstances under which these percentages may be higher.)

ANNUAL WITHDRAWAL AMOUNT. Each Contract Year, you can withdraw up to a certain percentage of your Annual Increase Amount, and the Annual Increase Amount will be reduced by the dollar amount withdrawn (not proportionately). This percentage is 5.5% under the EDB Max II and 4.5% under the EDB III. (See "EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS" below for circumstances under which these percentages may be higher.)

INVESTMENT ALLOCATION RESTRICTIONS. The EDB III allows you to allocate your purchase payments among a significantly wider variety of investment choices than EDB Max II, including investment choices that may offer the potential for higher returns than the investment choices available with the EDB Max II. See "Investment Allocation Restrictions for the Enhanced Death Benefit Max II and the Enhanced Death Benefit III" below for more information.

If you elect the EDB Max II, you must allocate all of your purchase payments and Account Value among five investment choices, and you will not be able to allocate purchase payments or Account Value to the Fixed Account or to a money market investment choice.

If you elect the EDB III, you must allocate all of your purchase payments and Account Value according to the investment allocation restrictions described above in "Investment Allocation Restrictions for Certain Optional Benefits". If you elect the EDB III, you will be able to allocate purchase payments and Account Value to the Fixed Account and/or a money market investment choice.

SUBSEQUENT PURCHASE PAYMENTS UNDER THE EDB MAX II. If the EDB Max II is no longer available to new customers, or if we make changes in the future to the terms of EDB Max II offered to new customers, we may choose not to permit you to make subsequent purchase payments. You should consider how significant the ability to make subsequent purchase payments is for your long-term investment plans.

EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS. The following only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code. As described below, there may be times when the amount of your required minimum distribution (which is based on factors including your age and your Account Value) in relation to the Annual Increase Amount causes the Annual Increase Rate and dollar-for-dollar withdrawal amount to be higher than 4.5% under the EDB III and higher than 5.5% under the EDB Max II.

Both benefits are described in detail below.

DESCRIPTION OF THE EDB MAX II AND THE EDB III.

The EDB Max II or the EDB III is not available with a B Plus Class or C Class Contract in Washington or New York State. The EDB Max II may only be selected if you also select the GMIB Max II and the EDB III may only be selected if you also select GMIB Plus IV. If you select the EDB Max II or the EDB III, you may not select the Earnings Preservation Benefit.

If you select the EDB Max II or EDB III, the amount of the death benefit will be the greater of:

(1)The Account Value; or

(2)The Death Benefit Base.

The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5.5% per year under EDB Max II or 4.5% per year under EDB III.

The Death Benefit Base is the greater of (a) or (b) below:

   (a)Highest Anniversary Value: On the date we issue your contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal. The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable withdrawal charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

   (b)Annual Increase Amount: On the date we issue your contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

   (i)is purchase payments accumulated at the Annual Increase Rate (as defined below); and

  (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

ANNUAL INCREASE RATE. Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is the greater of:

   (a)5.5% for EDB Max II or 4.5% for EDB III; or

   (b)the required minimum distribution rate (as defined below).

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if you enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if you enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under the (i) Systematic Withdrawal Program (up to a maximum of 5.5% of the Annual Increase Amount at the beginning of the Contract Year for EDB Max II, or 4.5% of the Annual Increase Amount at the beginning of the Contract Year for EDB III) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date, on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB Max II and the EDB III" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by the Annual Increase Amount at the beginning of the Contract Year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5.5% for the EDB Max II and 4.5% for the EDB III (item (a)). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of the death benefit under the Enhanced Death Benefit.

After the Contract Anniversary immediately prior to the owner's 91st birthday, the Annual Increase Rate is 0%.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable withdrawal charge); or

   (b)(1) if total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract owner (or the annuitant, if the Contract owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a), immediately above, if in any Contract Year you take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the Enhanced Death Benefit. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage

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reduction in Account Value attributable to each subsequent withdrawal
(including any applicable withdrawal charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.

You may not purchase the EDB Max II or the EDB III if you are 76 years of age or older.

OPTIONAL STEP-UP

On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate or the Annual Increase Amount (5.5% for the EDB Max II or 4.5% for the EDB III). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE EDB MAX II OR EDB III CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a Guaranteed Minimum Income Benefit optional benefit and an EDB optional benefit, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the optional benefit (and the charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up:

   a) resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and

   b) may reset the EDB Max II or EDB III charge to a rate we determine, as long as that rate does not exceed the maximum Optional Step-Up charge of 1.50%, provided that this rate will not exceed the rate currently applicable to the same optional benefit available for new Contract purchases at the time of the step-up.

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In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at your Administrative Office that you wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the optional step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.

INVESTMENT ALLOCATION RESTRICTIONS FOR THE ENHANCED DEATH BENEFIT MAX II AND THE ENHANCED DEATH BENEFIT III. As noted above the EDB III allows you to allocate your purchase payments among a significantly wider variety of investment choices than the EDB Max II, including investment choices that offer the potential for higher returns than the investment choices available with the EDB Max II. For a detailed description of the EDB Max II and the EDB III investment allocation restrictions see "Investment Allocation Restrictions for Certain Optional Benefits."

If you elect the EDB Max II or the EDB III, you may not participate in any dollar cost averaging program. However you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.

INVESTMENT ALLOCATION RESTRICTIONS - COMPARING EDB MAX II AND EDB III. If you elect the EDB Max II, you must allocate 100% of your purchase payments and Account Value among the EDB Max II Portfolios. (By contrast, many more investment choices are available if you elect the EDB III; see "Investment Allocation Restrictions for Certain Optional Benefits" for a complete list.) Four of these investment portfolios -- the AllianceBernstein Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio and MetLife Balanced Plus Portfolio- are designed specifically for use with the EDB Max optional benefits and have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the EDB Max II. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment choices that are available if the EDB Max II is not selected may offer the potential for higher returns. Before you select the EDB Max II, you and your sales representative should carefully consider whether the five investment choices available with EDB Max II meet your investment objectives and risk tolerance.

RESTRICTIONS ON INVESTMENT ALLOCATIONS IF THE EDB MAX II TERMINATES. As noted above, the EDB Max II may only be elected if you have elected the GMIB Max II. If both the EDB Max II and the GMIB Max II terminate (see "Terminating the EDB Max II and the EDB III" and "Living Benefits -- Description of GMIB Max II and GMIB Plus IV -- Terminating the GMIB Max II and GMIB Plus IV"), you may no longer allocate subsequent purchase payments or transfer Account Value to or among the five EDB Max II Portfolios. You may leave Account Value in the EDB Max II Portfolios, but once you transfer Account Value to an investment choice that is not one of the EDB Max II Portfolios, you will not be permitted to transfer it back to any of those EDB Max II Portfolios. If both the EDB Max II and the GMIB Max II terminate, you will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the other available investment choices, but not to the Fixed Account. However, if you elected both the GMIB Max II and the EDB Max II, and only the GMIB Max II has terminated, the investment allocation restrictions described in "Investment Allocation Restrictions for the GMIB Max II and EDB Max II" will continue to apply.

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POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR THE EDB MAX II.  In
the future, we may choose not to permit owners of existing Contracts with the EDB Max II to make subsequent purchase payments if: (a) the EDB Max II is no longer available to new customers, or (b) we make certain changes to the terms of EDB Max II offered to new customers (for example, if we change the EDB Max II charge; see your Contract schedule for a list of the other changes). We will notify owners of Contracts with the EDB Max II in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract owners will still be permitted to transfer Account Value among the five EDB Max II Portfolios.

TERMINATING THE EDB MAX II AND EDB III. Each benefit will terminate upon the earliest of:

   (a)The date you make a total withdrawal of your Account Value (pro rata portion of the annual optional benefit charge will be assessed);

   (b)The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;

   (c)The date you elect to receive income payments under your Contract (a pro rata portion of the annual optional benefit charge will be assessed);

   (d)A change of the Contract owner or joint Contract owner (or annuitant if the Contract owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (e)The date you assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (f)The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

   (g)Termination of the Contract to which the benefit is attached.

Under our current administrative procedures, we will waive the termination of the EDB Max II or the EDB III if you assign the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH THE EDB MAX II AND THE EDB III

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the EDB Max II or the EDB III, our automated required minimum distribution service can help you fulfill minimum distribution requirements with respect to your Contract without reducing the death benefit base on a proportionate basis. (Reducing the death benefit base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB Max II or the EDB III.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.

Alternatively, you may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5.5% of the Annual Increase Amount at the beginning of the Contract Year with

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the EDB Max II or 4.5% of the Annual Increase Amount at the beginning of the
Contract Year with the EDB III. Any amounts above 5.5% of the Annual Increase Amount (for the EDB Max II) or 4.5% (for the EDB III) that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if you elected the EDB III and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 4.5% of the Annual Increase Amount, you should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If you enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis and have the effect of reducing or eliminating the value of the death benefit provided by the EDB Max II or the EDB III.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

EDB AND DECEDENT CONTRACTS. If you are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the beneficiary and you are "stretching" the distributions under the Internal Revenue Service required distribution rules, you may not purchase an EDB.

CHARGES. The EDB Max II and the EDB III are available for an additional charge of 0.60% of the Death Benefit Base for issue ages 69 and younger and 1.15% for issue ages 70-75, deducted at the end of each Contract Year on the Contract Anniversary, prior to taking into account any Optional Step-Up. As described above, as a result of an Optional Step-Up, the charge may be increased up to a maximum of 1.50%. The charge is made by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. (The Fixed Account is not available with the EDB Max II and the C Class Contract. The Enhanced Dollar Cost Averaging Program is not available in the C and B Plus Class Contract.)

EDB MAX II AND EDB III -- EXAMPLES

The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB Max II and EDB III. (These examples use the Annual Increase Rate for the EDB III, 4.5%. If a Contract is issued with the EDB Max II, the Annual Increase Rate is 5.5% instead of 4.5%. Example (7) shows how required minimum distributions affect the Death Benefit Base when the EDB III is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Internal Revenue Code).

(1)WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 4.5% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the EDB III is selected. Assume that during the first Contract Year, $4,500 is withdrawn. Because the withdrawal is less than or equal to 4.5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 4.5% per year, compounded annually, less $4,500 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $104,500 ($100,000 increased by 4.5% per year, compounded annually).

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   Proportionate adjustment when withdrawal is greater than 4.5% of the Annual
   Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the EDB III is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $104,500 ($100,000 increased by 4.5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 4.5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($104,500) multiplied by the percentage reduction in the Account Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,050 ($104,500 x 10% = $10,450; $104,500 - $10,450 = $94,050). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $98,282 ($94,050 increased by 4.5% per year, compounded annually).

(2)THE 4.5% ANNUAL INCREASE AMOUNT

   Example

   Assume the contract owner is a male, age 55 at issue, and he elects the EDB
   III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 4.5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 4.5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract owner's 90th birthday). At the tenth Contract Anniversary, when the Contract owner is age 65, the 4.5% Annual Increase Amount is $155,297 ($100,000 increased by 4.5% per year, compounded annually). See section
   (3) below for an example of the calculation of the Highest Anniversary Value.

   Determining a death benefit based on the Annual Increase Amount

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 4.5% Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 4.5% per year, until the Contract Anniversary on or following the Contract owner's 90th birthday. The 4.5% Annual Increase Amount is also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The 4.5% Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).

(3)THE HIGHEST ANNIVERSARY VALUE

   Example

   Assume, as in the example in section (2) above, the Contract owner is a male, age 55 at issue, and he elects the EDB III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

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   Assume this process is repeated on each Contract Anniversary until the tenth
   Contract Anniversary, when the Account Value is $150,000 and the Highest Anniversary Value is $145,000. The Highest Anniversary Value is set equal to the Account Value ($150,000).

   Determining a death benefit based on the Highest Anniversary Value

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).

(4)PUTTING IT ALL TOGETHER

   Example

   Continuing the examples in sections (2) and (3) above, assume the contract owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Value is $140,000 due to poor market performance. Because the 4.5% Annual Increase Amount ($155,297) is greater than the Highest Anniversary Value ($150,000), the 4.5% Annual Increase Amount ($155,297) is used as the Death Benefit Base. Because the Death Benefit Base ($155,297) is greater than the Account Value ($140,000), the Death Benefit Base will be the death benefit amount.

   The above example does not take into account the impact of premium and other taxes. THE DEATH BENEFIT BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE DEATH BENEFIT AMOUNT AND THE CHARGE FOR THE BENEFIT.

(5)THE OPTIONAL STEP-UP

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 4.5% Annual Increase Amount increases to $104,500 on the first anniversary ($100,000 increased by 4.5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Step-Up.

   The effect of the Optional Step-Up election is:

   (1)The 4.5% Annual Increase Amount resets from $104,500 to $110,000; and

   (2)The EDB III charge is reset to the fee we charge new Contract owners for the EDB III at that time.

   The 4.5% Annual Increase Amount increases to $114,950 on the second anniversary ($110,000 increased by 4.5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the 4.5% Annual Increase Amount.

(6)THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 4.5% Annual Increase Amount increases to $104,500 on the first anniversary ($100,000 increased by 4.5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary.

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   Because your Account Value is higher than your 4.5% Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The 4.5% Annual Increase Amount automatically resets from $104,500 to $110,000; and

   (2)The EDB III charge is reset to the fee we charge new contract owners for the EDB III at that time.

   The 4.5% Annual Increase Amount increases to $114,950 on the second anniversary ($110,000 increased by 4.5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your 4.5% Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The 4.5% Annual Increase Amount automatically resets from $114,950 to $120,000; and

   (2)The EDB III charge is reset to the fee we charge new contract owners for the EDB III at that time.

   Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the 4.5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

   The effect of the Optional Step-Up is:

   (1)The 4.5% Annual Increase Amount automatically resets to the higher Account Value; and

   (2)The EDB III charge is reset to the fee we charge new contract owners for the EDB III at that time.

   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up. The 4.5% Annual Increase Amount increases to $177,650 on the eighth anniversary ($170,000 increased by 4.5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your 4.5% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 4.5% Annual Increase Amount remains at $177,650 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 4.5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB III charge remains at its current level.

(7)REQUIRED MINIMUM DISTRIBUTION EXAMPLES

   The following examples only apply to IRAs and other Contracts subject to
   Section 401(a)(9) of the Internal Revenue Code. Assume an IRA contract is issued on September 1, 2011 and the EDB III is selected. Assume that on the first Contract Anniversary (September 1, 2012), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2012 with respect to this contract is $6,000, and the required minimum distribution amount for 2013 with respect to this contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2012) and the second Contract Anniversary (September 1, 2013) the account value is $100,000. On the second Contract Anniversary, the Annual Increase Rate is the greatest of:

   (a)4.5%;

   (b)the total withdrawals during the Contract Year under the automated required minimum distribution service and/or the Systematic Withdrawal Program (up to a maximum of 4.5% of the Annual Increase Amount at the beginning of the Contract Year), divided by the Annual Increase Amount at the beginning of the Contract Year; or

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   (c)the required minimum distribution amount for 2012 ($6,000) or for 2013
      ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2012 ($100,000).

   Because $7,200 (the required minimum distribution amount for 2013) is greater than $6,000 (the required minimum distribution amount for 2012),
   (c) is equal to $7,200 divided by $100,000, or 7.2%.

   (i)Withdrawals Through the Automated Required Minimum Distribution Service

   If the Contract owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the owner will receive $6,800 over the second Contract Year (from September 2012 through August 2013). Assuming the Contract owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2013, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.

   (Why does the Contract owner receive $6,800 under the automated required minimum distribution service in this example? From September through December 2012, the owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2012 divided by 12). From January through August 2013, the Contract owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2013 divided by 12). The Contract owner receives $2,000 in 2012 and $4,800 in 2013, for a total of $6,800.)

  (ii)Withdrawals Outside the Automated Required Minimum Distribution Service

   If the Contract owner withdraws the $6,000 required minimum distribution amount for 2012 in December 2012 and makes no other withdrawals from September 2012 through August 2013, the Annual Increase Amount on September 1, 2013 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($6,000):
   $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

   If the Contract owner withdraws the $7,200 required minimum distribution amount for 2013 in January 2013 and makes no other withdrawals from September 2012 through August 2013, the Annual Increase Amount on September 1, 2013 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($7,200):
   $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

 (iii)Withdrawals in Excess of the Required Minimum Distribution Amounts

   Assume the Contract owner withdraws $7,250 on September 1, 2012 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2012 and 2013, the Annual Increase Rate will be 4.5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2013) will be $96,923.75. On September 1, 2012, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 X 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2013) will be $96,923.75 ($92,750 increased by 4.5% per year compounded annually).

  (iv)No Withdrawals

   If the Contract owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2013 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).

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THE ENHANCED DEATH BENEFIT II ("EDB II")

The EDB II is currently only available in Nevada (subject to investment allocation restrictions) if you are age 75 or younger at the effective date of your contract and you have elected the Guaranteed Minimum Income Benefit Plus
III. If you select an Enhanced Death Benefit, you may not select the Earnings Preservation Benefit. The Enhanced Death Benefit ("EDB") optional benefits are referred to in your Contract and rider as the "Guaranteed Minimum Death Benefit" or "GMDB".

THE EDB II MUST BE ELECTED WITH THE GUARANTEED MINIMUM INCOME BENEFIT PLUS
III. The EDB II may only be elected if you have elected the Guaranteed Minimum Income Benefit Plus III. You should understand that by electing both an optional Guaranteed Minimum Income Benefit and an optional Enhanced Death Benefit, you will be paying for and receiving both an income benefit and a death benefit and the cost of the combined optional benefits will be higher than the cost of either an optional Guaranteed Minimum Income Benefit or other available optional death benefit individually. Please note that the standard or other optional death benefits are available under this Contract and are not required to be purchased in combination with an optional Guaranteed Minimum Income Benefit. You should also understand that once Guaranteed Minimum Income Benefit income payments begin under an optional Guaranteed Minimum Income Benefit, the optional Enhanced Death Benefit will be terminated.

INTRODUCTION TO THE EDB II. The EDB II is described in detail below. Important factors to consider when deciding to elect the EDB II include:

ANNUAL INCREASE RATE. We calculate a Death Benefit Base under the EDB II that helps determine the amount of the death benefit your beneficiaries will receive. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate". The Annual Increase Rate is 5%. (See "EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS" below for circumstances under which these percentages may be higher.)

ANNUAL WITHDRAWAL AMOUNT. Each Contract Year, you can withdraw up to a certain percentage of your Annual Increase Amount, and the Annual Increase Amount will be reduced by the dollar amount withdrawn (not proportionately). This percentage is 5%. (See "EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS" below for circumstances under which these percentages may be higher.)

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the EDB II, you must allocate all of your purchase payments and Account Value according to the investment allocation restrictions described in "Investment Allocation Restrictions for Certain Optional Benefits." If you elect the EDB II, you will be able to allocate purchase payments and Account Value to the Fixed Account and/or a money market investment choice.

EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS. The following only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code. As described below, there may be times when the amount of your required minimum distribution (which is based on factors including your age and your Account Value) in relation to the Annual Increase Amount causes the Annual Increase Rate and dollar-for-dollar withdrawal amount to be higher than 5% under the EDB II.

DESCRIPTION OF THE EDB II.

The EDB II may only be selected if you also select the Guaranteed Minimum Income Benefit Plus III. If you select the EDB II, you may not select the Earnings Preservation Benefit.

If you select EDB II, the amount of the death benefit will be the greater of:

(1) the Account Value; or

(2) the Death Benefit Base.

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The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.

The Death Benefit Base is the greater of (a) or (b) below:

   (a)Highest Anniversary Value: On the date we issue your contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal. The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable withdrawal charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

   (b)Annual Increase Amount: On the date we issue your contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

   (i)is purchase payments accumulated at the Annual Increase Rate (as defined below); and

  (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

ANNUAL INCREASE RATE. Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is the greater of:

   (a)5%; or

   (b)the required minimum distribution rate (as defined below).

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if you enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if you enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

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On the first Contract Anniversary, "at the beginning of the Contract Year"
means on the issue date, on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB II" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year, divided by the Annual Increase Amount at the beginning of the Contract Year, exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5% (item (a)). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of the death benefit under the EDB II.

After the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is 0%.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable withdrawal charge); or

   (b)(1) if total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract owner (or the annuitant, if the Contract owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

      As described in (a), immediately above, if in any Contract Year you take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the Enhanced Death Benefit. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.

You may not purchase the EDB II if you are 76 years of age or older.

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OPTIONAL STEP-UP

On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE EDB II CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Plus III optional benefit and the EDB II optional benefit, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the optional benefit (and the charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up:

   a) resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and

   b) may reset the EDB II charge to a rate we determine, as long as that rate does not exceed the maximum Optional Step-Up charge of 1.50%, provided that this rate will not exceed the rate currently applicable to the same optional benefit available for new Contract purchases at the time of the step-up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at your Administrative Office that you

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wish to reinstate the step-ups. This reinstatement will take effect at the next
Contract Anniversary after we receive your request for reinstatement.

On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the EDB II investment allocation restrictions see "Investment Allocation Restrictions for Certain Optional Benefits."

If you elect the EDB II, you may not participate in any dollar cost averaging program. However you may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.

TERMINATING THE EDB II. The optional benefit will terminate upon the earliest of:

   (a)The date you make a total withdrawal of your Account Value (pro rata portion of the annual optional benefit charge will be assessed);

   (b)The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;

   (c)The date you elect to receive income payments under your Contract (a pro rata portion of the annual optional benefit charge will be assessed);

   (d)A change of the Contract owner or joint Contract owner (or annuitant if the Contract owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (e)The date you assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (f)The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

   (g)Termination of the Contract to which the benefit is attached.

Under our current administrative procedures, we will waive the termination of the EDB II if you assign the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH THE EDB II

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the EDB II, our automated required minimum distribution service can help you fulfill minimum distribution requirements with respect to your Contract without reducing the death benefit base on a proportionate basis. (Reducing the death benefit base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB II.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.

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Alternatively, you may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 5% that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if you elected EDB II and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, you should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If you enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis and have the effect of reducing or eliminating the value of the death benefit provided by the EDB II.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

EDB AND DECEDENT CONTRACTS. If you are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the beneficiary and you are "stretching" the distributions under the Internal Revenue Service required distribution rules, you may not purchase an EDB.

CHARGES. The EDB II is available for an additional charge of 0.60% of the Death Benefit Base for issue ages 69 and younger and 1.15% for issue ages 70-75, deducted at the end of each Contract Year on the Contract Anniversary, prior to taking into account any Optional Step-Up. As described above, as a result of an Optional Step-Up, the charge may be increased up to a maximum of 1.50%. The charge is made by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. (The Fixed Account is not available with the C Class Contract. The Enhanced Dollar Cost Averaging Program is not available in the C and B Plus Class Contract.)

EDB II -- EXAMPLES

The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB II. Example (7) shows how required minimum distributions affect the Death Benefit Base when the EDB II is elected with an IRA Contract (or another contract subject to Section 401(a)(9) of the Internal Revenue Code).

(1)WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the EDB II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

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   Proportionate adjustment when withdrawal is greater than 5% of the Annual
   Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the EDB II is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 -
   $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(2)THE 5% ANNUAL INCREASE AMOUNT

   Example

   Assume the Contract owner is a male, age 55 at issue, and he elects the EDB
   II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract owner's 90th birthday). At the tenth Contract Anniversary, when the contract owner is age 65, the 5% Annual Increase Amount is $162,889
   ($100,000 increased by 5% per year, compounded annually). See section
   (3) below for an example of the calculation of the Highest Anniversary Value.

   Determining a death benefit based on the Annual Increase Amount

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 5% Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per year, until the Contract Anniversary on or following the contract owner's 90th birthday. The 5% Annual Increase Amount is also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The 5% Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).

(3)THE HIGHEST ANNIVERSARY VALUE

   Example

   Assume, as in the example in section (2) above, the contract owner is a male, age 55 at issue, and he elects the EDB II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000).

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   Determining a death benefit based on the Highest Anniversary Value

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).

(4)PUTTING IT ALL TOGETHER

   Example

   Continuing the examples in sections (2) and (3) above, assume the Contract owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Value is $150,000 due to poor market performance. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the Death Benefit Base. Because the Death Benefit Base ($162,889) is greater than the Account Value ($150,000), the Death Benefit Base will be the death benefit amount.

   The above example does not take into account the impact of premium and other taxes. THE DEATH BENEFIT BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE DEATH BENEFIT AMOUNT AND THE CHARGE FOR THE BENEFIT.

(5)THE OPTIONAL STEP-UP

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Step-Up.

   The effect of the Optional Step-Up election is:

   (1)The 5% Annual Increase Amount resets from $105,000 to $110,000; and

   (2)The EDB II charge is reset to the fee we charge new Contract owners for the EDB II at that time.

   The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the 5% Annual Increase Amount.

(6)THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets from $105,000 to $110,000; and

   (2)The EDB II charge is reset to the fee we charge new Contract owners for the EDB II at that time.

   The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets from $115,500 to $120,000; and

   (2)The EDB II charge is reset to the fee we charge new Contract owners for the EDB II at that time.

   Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

   The effect of the Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets to the higher Account Value; and

   (2)The EDB II charge is reset to the fee we charge new Contract owners for the EDB II at that time.

   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up. The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB II charge remains at its current level.

(7)REQUIRED MINIMUM DISTRIBUTION EXAMPLES

   The following examples only apply to IRAs and other Contracts subject to
   Section 401(a)(9) of the Internal Revenue Code. Assume an IRA contract is issued on September 1, 2011 and the EDB II is selected. Assume that on the first Contract Anniversary (September 1, 2012), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2012 with respect to this contract is $6,000, and the required minimum distribution amount for 2013 with respect to this contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2012) and the second Contract Anniversary (September 1, 2013) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:

   (a)5%;

   (b)the total withdrawals during the Contract Year under the automated required minimum distribution service and/or the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase Amount at the beginning of the Contract Year), divided by the Annual Increase Amount at the beginning of the Contract Year; or

   (c)the required minimum distribution amount for 2012 ($6,000) or for 2013 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2012 ($100,000).

   Because $7,200 (the required minimum distribution amount for 2013) is greater than $6,000 (the required minimum distribution amount for 2012),
   (c) is equal to $7,200 divided by $100,000, or 7.2%.

   (i)Withdrawals Through the Automated Required Minimum Distribution Service

   If the Contract owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract owner will receive $6,800 over the second Contract Year (from September 2012 through August
   2013). Assuming the Contract owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2013, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800):
   $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.

   (Why does the Contract owner receive $6,800 under the automated required minimum distribution service in this example? From September through December 2012, the Contract owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2012 divided by 12). From January through August 2013, the Contract owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2013 divided by 12). The Contract owner receives $2,000 in 2012 and $4,800 in 2013, for a total of $6,800.)

  (ii)Withdrawals Outside the Automated Required Minimum Distribution Service

   If the Contract owner withdraws the $6,000 required minimum distribution amount for 2012 in December 2012 and makes no other withdrawals from September 2012 through August 2013, the Annual Increase Amount on September 1, 2013 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($6,000):
   $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

   If the Contract owner withdraws the $7,200 required minimum distribution amount for 2013 in January 2013 and makes no other withdrawals from September 2012 through August 2013, the Annual Increase Amount on September 1, 2013 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($7,200):
   $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

 (iii)Withdrawals in Excess of the Required Minimum Distribution Amounts

   Assume the Contract owner withdraws $7,250 on September 1, 2012 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2012 and 2013, the Annual Increase Rate will be 5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2013) will be $97,387.50. On September 1, 2012, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 X 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2013) will be $97,387.50 ($92,750 increased by 5% per year compounded annually).

  (iv)No Withdrawals

   If the Contract owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2013 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).

EARNINGS PRESERVATION BENEFIT

You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay. If you select the Earnings Preservation Benefit, you may not select an Enhanced Death Benefit.

This benefit provides that an additional death benefit is payable equal to:

The difference between

1. Your death benefit (either the standard death benefit or an optional death benefit for which you pay an additional charge); and

2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

   a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal; and

   b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when you purchased the Contract:

          Purchase Age                            Percentage

          Ages 69 or younger                          40%

          Ages 70-77                                  25%

          Ages 78 and above                            0%

You may not purchase this benefit if you are 78 years of age or older.

If the spouse continues the Contract, the spouse can choose one of the following two options:

  . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

  . Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.

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

If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.

If you are a natural person and you change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except
(1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract owner as of the date of the change in Contract owner.

If you are a non-natural person, the life of the annuitant is the basis for determining the additional death benefit. If there are joint Contract owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:

--------------------------------------------------------------------
                                       Date           Amount
                                     ---------- --------------------
A   Purchase Payments Not Withdrawn  10/1/2011       $100,000
--------------------------------------------------------------------
B   Death Benefit                    10/1/2012       $105,000
--------------------------------------------------------------------
C   Additional Death Benefit         10/1/2012        $2,000
                                                 (= 40% X (B - A))
--------------------------------------------------------------------
D   Account Value                    10/1/2013        $90,000
--------------------------------------------------------------------
E   Withdrawal                       10/2/2013        $9,000
--------------------------------------------------------------------
F   Account Value after Withdrawal   10/2/2013        $81,000
                                                     (= D - E)
--------------------------------------------------------------------
G   Purchase Payments Not Withdrawn  10/2/2013        $91,000
--------------------------------------------------------------------
                                                     (= A - E,
                                                 because there is
                                                    no gain at
                                                time of withdrawal)
--------------------------------------------------------------------
H   Death Benefit                    10/2/2013        $99,238
--------------------------------------------------------------------
I   Additional Death Benefit                          $3,295
                                                 (= 40% X (H - G))
--------------------------------------------------------------------

Notes to Example:

Purchaser is age 60 at issue.

Any withdrawal charge from the Account Value is included when determining the percentage of Account Value withdrawn.

All amounts are rounded to the nearest dollar.

LIVING BENEFITS

GUARANTEED INCOME BENEFITS

We offer optional living benefits that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). The type of living benefit we currently offer is a guaranteed income benefit. Our guaranteed income benefits, called Guaranteed Minimum Income Benefits ("GMIBs"), are designed to allow you to invest your Account Value in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if you elect to receive income payments ("annuitize"). The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Account Value at the time you elect income payments. Prior to exercising this optional benefit and annuitizing your contract, you may make withdrawals up to a maximum level specified in the optional benefit and still maintain the optional benefit amount. Only one version of these optional benefits may be elected, and the optional benefit must be elected at Contract issue.

Each version of this optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE OPTIONAL BENEFIT) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE OPTIONAL BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the optional benefit, you may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the optional benefit.

There are three different versions of the GMIB under this Contract: GMIB Max II, GMIB Plus IV and GMIB Plus III.

The GMIB Max II is not available in Nevada. The GMIB Plus IV is not available in Nevada. The GMIB Plus III is only available in Nevada.

Once elected, the optional benefit cannot be terminated except as discussed below.

FACTS ABOUT GUARANTEED INCOME BENEFITS

INCOME BASE AND GMIB INCOME PAYMENTS. Under all versions of the GMIB, we calculate an "income base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT DIVISION. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, you may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the optional benefit. For all versions of the GMIB except GMIB Plus III in Nevada, this table is calculated based on the Annuity 2000 Mortality Table with 10 years of Mortality improvement based on projection scale AA and a 10-year age set back with interest of 1.0% per year. For GMIB Plus III in Nevada, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year. As with other pay-out types, the amount you receive as an income payment also depends on the income type you select, your age, and your sex (where permitted by state law). For GMIB optional benefits, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE

ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

If you exercise a GMIB optional benefit, your income payments will be the greater of:

  . the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

  . the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options (or Income Options)".)

If you choose not to receive income payments as guaranteed under the GMIB, you may elect any of the income options available under the Contract.

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB MAX OR THE GMIB PLUS PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN-CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR AN OPTIONAL BENEFIT YOU DID NOT USE.

OWNERSHIP. If the owner is a natural person, the owner must be the annuitant. If a non-natural person owns the Contract, then the annuitant will be considered the owner in determining the income base and GMIB income payments. If joint owners are named, the age of the older will be used to determine the income base and GMIB income payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "you" always means the owner, oldest joint owner or the annuitant, if the owner is a non-natural person.

GMIB AND DECEDENT CONTRACTS. If you are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which you were the beneficiary and you are "stretching" the distributions under the Internal Revenue Service required distribution rules, you may not purchase a GMIB optional benefit.

ELECTING THE GMIB MAX II OR THE GMIB PLUS IV. You should consult with your sales representative when considering whether to elect the GMIB Max II or the GMIB Plus IV. Important factors to consider when comparing the two optional benefits include:

ANNUAL INCREASE RATE. As noted above we calculate an income base under the GMIB that helps determine the minimum amount you receive as an income payment upon exercising the benefit. One of the factors used in calculating the income base is called the "annual increase rate." The annual increase rate under the GMIB Max II is 5.5% and the annual increase rate under the GMIB Plus IV is 4.5%. (See "EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS" below for circumstances under which these percentages may be higher.)

ANNUAL WITHDRAWAL AMOUNT. Each Contract Year, you can withdraw up to a certain percentage of your Annual Increase Amount, and the Annual Increase Amount will be reduced by the dollar amount withdrawn (not proportionately). This percentage is 5.5% under the GMIB Max II and 4.5% under the GMIB Plus IV. (See "EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS" below for circumstances under which these percentages may be higher.)

INVESTMENT ALLOCATION RESTRICTIONS. The GMIB Plus IV allows you to allocate your purchase payments among a significantly wider variety of investment options than the GMIB Max II, including investment choices that may offer the potential for higher returns than the investment choices as available with the GMIB Max II. See "Investment Allocation Restrictions for the GMIB Max II and the GMIB Plus IV" below for more information.

If you elect the GMIB Max II, you must allocate all of your purchase payments and Account Value among five investment choices, and you will not be able to allocate purchase payments or Account Value to the Fixed Account or to a money market investment choice (if available).

If you elect the GMIB Plus IV, you must allocate all of your purchase payments and Account Value according to the investment allocation restrictions described above in "Investment Allocation Restrictions for Certain Optional Benefits." If you elect the GMIB Plus IV, you will be able to allocate purchase payments and Account Value to the Fixed Account and/or a money market investment choice (if available).

SUBSEQUENT PURCHASE PAYMENTS UNDER THE GMIB MAX II. If the GMIB Max II is no longer available to new customers or if we make changes in the future to the terms of the GMIB Max II offered to new customers, we may choose not to permit you to make subsequent purchase payments. You should consider how significant the ability to make subsequent purchase payments is for your long-term investment plans.

EFFECT OF REQUIRED MINIMUM DISTRIBUTIONS. The following only applies to IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code. As described below, there may be times when the amount of your required minimum distribution (which is based on factors including your age and your Account Value) in relation to the Annual Increase Amount causes the Annual Increase Rate and dollar-for-dollar withdrawal amount to be higher than 4.5% under the GMIB Plus IV and higher than 5.5% under the GMIB Max II.

Both benefits are described in detail below.

DESCRIPTION OF GMIB MAX II AND GMIB PLUS IV

In states where approved, the GMIB Max II and the GMIB Plus IV are available only for owners up through age 78 and you can only elect the GMIB Max II or GMIB Plus IV at the time you purchase the Contract. THE GMIB MAX II AND THE GMIB PLUS IV MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY. The GMIB Max II and the GMIB Plus IV are currently not available in Nevada.

INCOME BASE

The income base is equal to the greater of (a) or (b) below:

(a)Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).

(b)Annual Increase Amount: On the date we issue your contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

   (i)is purchase payments accumulated at the Annual Increase Rate (as defined below); and

  (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

ANNUAL INCREASE RATE. Through the Contract Anniversary immediately prior to the your 91st birthday, the Annual Increase Rate is the greater of:

(a)5.5% for the GMIB Max II or 4.5% for the GMIB Plus IV; or

(b)the required minimum distribution rate (as defined below).

Item(b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if you enroll only in our automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if you enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 5.5% of the Annual Increase Amount at the beginning of the Contract Year for GMIB Max II, or 4.5% of the Annual Increase Amount at the beginning of the Contract Year for GMIB Plus IV) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB Max II or GMIB Plus IV" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by the Annual Increase Amount at the beginning of the Contract Year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5.5% for the GMIB Max II or 4.5% for the GMIB Plus IV (item
(a)). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of income payments under the GMIB optional benefit.

During the 30 day period following the Contract Anniversary immediately prior to the your 91st birthday, the annual increase rate is 0%.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal (including any applicable withdrawal charge); or

   (b)If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to you (or to the annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in
      (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

  . For Contracts issued in New York State, the Annual Increase Amount shall not exceed 275% of total purchase payments or, if greater, 275% of the Annual Increase Amount as of the most recent Optional Step-Up for GMIB Max II, and the Annual Increase Amount shall not exceed 400% of total purchase payments or, if greater, 400% of the Annual Increase Amount as of the most recent Optional Step-Up for GMIB Plus IV.

As described in (a) above, if in any Contract Year you take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted.

In determining the GMIB Max II and GMIB Plus IV income payments, an amount equal to the withdrawal charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (I.E., bonus payments) are not included.

OPTIONAL STEP-UP.   On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (5.5% for GMIB Max II or 4.5% for GMIB Plus IV). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB optional benefit and an EDB optional benefit, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both optional

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benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the optional benefit (and charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up:

(1)resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

(2)resets the waiting period to exercise the GMIB Max II or the GMIB Plus IV to the 10th Contract Anniversary following the date the Optional Step-Up took effect; and

(3)may reset the charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

(4)For Contracts issued in New York State only, reset the maximum Annual Increase Amount to 275% multiplied by the reset Annual Increase Amount if greater than the maximum Annual Increase Amount immediately before the Step-Up for GMIB Max II and reset the maximum Annual Increase Amount to 400% multiplied by the reset Annual Increase Amount if greater than the maximum Annual Increase Amount immediately before the Step-Up for GMIB Plus IV.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our administrative procedures (currently we require you to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Administrative Office that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.

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INVESTMENT ALLOCATION RESTRICTIONS FOR THE GMIB MAX II AND THE GMIB PLUS
IV. As noted above, GMIB Plus IV allows you to allocate your purchase payments among a significantly wider variety of investment choices than GMIB Max II including investment choices that offer the potential for higher returns than the investment choices available with GMIB Max II. For a detailed description of the GMIB Max II and GMIB Plus IV investment allocation restrictions see "Investment Allocation Restrictions for Certain Optional Benefits."

If you elect the GMIB Max II or GMIB Plus IV, you may not participate in any dollar cost averaging program. However you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.

INVESTMENT ALLOCATION RESTRICTIONS COMPARING GMIB MAX II AND GMIB PLUS IV. If you elect GMIB Max II, you must allocate 100% of your purchase payments and Account Value among the GMIB Max II Portfolios. (By contrast, many more investment choices are available if you elect GMIB Plus IV, see "Investment Allocation Restrictions for Certain Optional Benefits" for a complete list.) Four of these investment portfolios -- the AllianceBernstein Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio and MetLife Balanced Plus Portfolio - are designed specifically for use with the GMIB Max optional benefits and have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments to connection with the guarantees under GMIB Max II. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment choices that are available if GMIB Max II is not selected may offer the potential for higher returns. Before you select GMIB Max II, you and your sales representative should carefully consider whether the five investment choices available with GMIB Max II meet your investment objectives and risk tolerance.

RESTRICTIONS ON INVESTMENT ALLOCATIONS IF THE GMIB MAX II OPTIONAL BENEFIT TERMINATES. If the GMIB Max II terminates (see "Terminating the GMIB Max II and the GMIB Plus IV"), you may no longer allocate subsequent purchases payments or transfer Account Value to or among the GMIB Max II Portfolios. You may leave Account Value in the GMIB Max II Portfolios but once you transfer Account Value to an investment choice that is not one of the GMIB Max II Portfolios, you will not be permitted to transfer it back to any of the GMIB Max II Portfolios. If the GMIB Max II terminates you will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the other available investment choices, but not to the Fixed Account. However, if you elected both the GMIB Max II and the EDB Max II, and only GMIB Max II has terminated, the investment allocation restrictions described in "Investment Allocation Restrictions for Certain Optional Benefits -- Investment Allocation Restrictions for the Guaranteed Minimum Income Benefit Max II and the Enhanced Death Benefit Max II" will continue to apply. If you elected both the GMIB Max II and the EDB Max II, and both of the optional benefits have terminated, the investment allocation restrictions described in this paragraph will apply.

POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR GMIB MAX II. In the future we may choose not to permit owners of existing Contracts with GMIB Max II to make subsequent purchase payments if: (a) GMIB Max II is no longer available to new customers, or (b) we make certain changes to the terms of GMIB Max II offered to new customers (for example, if we change the GMIB Max II charge; see your Contract schedule for a list of the other changes). We will notify owners of Contracts with GMIB Max II in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract owners will still be permitted to transfer Account Value among the five GMIB Max II Portfolios.

GUARANTEED PRINCIPAL OPTION (DOES NOT APPLY TO CONTRACTS ISSUED IN WASHINGTON STATE). On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that

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we agree to, within 30 days following the eligible Contract Anniversary. The
Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

(a)is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and

(b)the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Value in such investment division bears to the total Account Value in all investment divisions.

IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Max II and the GMIB Plus IV may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Max II or the GMIB Plus IV for this feature.

The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB MAX II OR THE GMIB PLUS IV WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The Contract, however, will continue, and if you only elected the GMIB Max II or the GMIB Plus IV, the allocation restrictions, described above, will no longer apply (except as described above under "Restrictions on Investment Allocations if the GMIB Max II Optional Benefit Terminates"). If you elected the GMIB Max II with the EDB Max II or the GMIB Plus IV with the EDB III, the Enhanced Death Benefit investment allocation restrictions described in "Investment Allocation Restrictions For Certain Optional Benefits" will continue to apply as long as the Enhanced Death Benefit optional benefit has not terminated.

EXERCISING THE GMIB MAX II OR THE GMIB PLUS IV. If you exercise the GMIB Max II or the GMIB Plus IV, you must select to receive income payments under one of the following income types:

   (1)Lifetime Income Annuity with a 5-Year Guarantee Period.

   (2)Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on federal tax rules, this option is not available for qualified Contracts where the difference in ages of joint annuitants who are non-spouses is greater than 10 years. (See "Pay-Out Options (or Income Options)".) (For Contracts issued in New York State, this income type is only available if the youngest annuitant's attained age is 35 or older).

These options are described in the Contract and the GMIB Max II and the GMIB Plus IV riders.

The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10 year age set back with interest of 1.0% per year. As with other pay-out types, the amount you receive as an income payment also depends on the income payment type you select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN

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THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT
VALUE ON YOUR ANNUITY DATE TO THEN CURRENT ANNUITY PURCHASE RATES.

If you exercise the GMIB Max II or the GMIB Plus IV, your income payments will be the greater of:

..   the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

..   the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-out Options (or Income Options).")

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB MAX II OR THE GMIB PLUS IV PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.

If you take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel Your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

ENHANCED PAY OUT RATES. (DOES NOT APPLY TO CONTRACTS ISSUED IN NEW YORK
STATE). As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Max II purchase rates are enhanced under either of the following circumstances. If:

   (a)you begin withdrawals on or after age 62;

   (b)your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

   (c)the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Max II will equal or exceed 5% of the income base (calculated on the date the payments are determined).

Or:

   (a)you begin withdrawals on or after age 67;

   (b)your Account Value is fully withdrawn or decreases to zero on or after age 67 and there is an income base remaining; and

   (c)the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Max II will equal or exceed 5.5% of the income base (calculated on the date the payments are determined).

The GMIB Plus IV purchase rates are enhanced under the following circumstances.
If:

   (a)you begin withdrawals on or after age 60;

   (b)your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and

   (c)the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period;

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Then the annual income payments under the GMIB Plus IV will equal or exceed
4.5% of the income base (calculated on the date the payments are determined).

ENHANCED PAY OUT RATES. (FOR NEW YORK STATE ONLY). As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Max II purchase rates are enhanced under either of the following circumstances, if:

   (a)the Contract was issued on or after age 62;

   (b)you begin withdrawals on or after age 62;

   (c)your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

   (d)the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Max II will equal or exceed 5% of the income base (calculated on the date the payments are determined).

Or:

   (a)the Contract was issued on or after age 62;

   (b)you begin withdrawals on or after age 67;

   (c)your Account Value is fully withdrawn or decreases to zero on or after age 67 and there is an income base remaining; and

   (d)the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Max II will equal or exceed 5.5% of the income base (calculated on the date the payments are determined).

The GMIB Plus IV purchase rates are enhanced under the following circumstances.
If:

   (a)the Contract was issued on or after age 48;

   (b)you begin withdrawals on or after age 60;

   (c)your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and

   (d)the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Plus IV will equal or exceed 4.5% of the income base (calculated on the date the payments are determined).

If you choose not to receive income payments as guaranteed under the GMIB Max II or the GMIB Plus IV, you may elect any of the pay-out options under the Contract.

If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to you instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.

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TERMINATING THE GMIB MAX II AND THE GMIB PLUS IV.    Except as otherwise
provided, the GMIB Max II or the GMIB Plus IV will terminate upon the earliest of:

   a) The 30th day following the Contract Anniversary prior to your 91st birthday;

   b) The date you make a complete withdrawal of your Account Value (if there is an income base remaining you will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed);

   c) The date you elect to receive income payments under the Contract and you do not elect to receive payments under the GMIB Max II or the GMIB Plus IV (a pro rata portion of the annual optional benefit charge will be assessed);

   d) Death of the Contract owner or joint Contract owner (unless the spouse -- aged 89 or younger -- is the beneficiary and elects to continue the Contract), or death of the annuitant if a non-natural person owns the Contract;

   e) A change for any reason of the Contract owner or joint Contract owner (or annuitant, if the Contract owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   f) The effective date of the Guaranteed Principal Option or;

   g) The date you assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).

Under our current administrative procedures, we will waive the termination of the GMIB Max II or GMIB Plus IV if you assign the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

When the GMIB Max II or GMIB Plus IV terminates, the corresponding GMIB Max II or GMIB Plus IV charge terminates and GMIB Max II or GMIB Plus IV investment restrictions, described above, no longer apply (except as described above under "Restrictions on Investment Allocations if the GMIB Max II Optional Benefit Terminates").

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GMIB MAX II OR GMIB PLUS IV

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the GMIB Max II or GMIB Plus IV, our automated required minimum distribution service can help you fulfill minimum distribution requirements with respect to your Contract without reducing the GMIB Max II or GMIB Plus IV income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of annuity payments under the GMIB Max II or GMIB Plus IV.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.

Alternatively, you may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5.5% of the Annual Increase Amount at the beginning of the Contract Year with GMIB Max II,

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or 4.5% of the Annual Increase Amount at the beginning of the Contract Year with GMIB Plus IV. Any amounts above 5.5% of the Annual Increase Amount (for GMIB Max II) or 4.5% of the Annual Increase Amount (for GMIB Plus IV) that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if you elect GMIB Plus IV and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 4.5% of the Annual Increase Amount, you should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If you enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of annuity payments under the GMIB Max II or the GMIB Plus IV.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

CHARGES. The GMIB Max II and the GMIB Plus IV are each available for an additional charge of 1.00% of the income base, deducted at the end of each Contract Year on the Contract Anniversary, prior to taking into account an Optional Step-Up, by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. (The Fixed Account is not available under GMIB Max II or in C Class Contracts, or in a Contract issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging program is not available in the C and B Plus Classes Contract.)

Note on Graphs and Examples:

The purpose of these examples is to illustrate the operation of the GMIB Max II and GMIB Plus IV optional benefits. (These examples use the annual increase rate for the GMIB Plus IV optional benefit, 4.5%. If a Contract is issued with GMIB Max II, the annual increase rate is 5.5% instead of 4.5%. See "Living Benefits - Guaranteed Income Benefits.") The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

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(1)WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 4.5% of the Annual Increase Amount from the Contract Anniversary.

   Assume the initial purchase payment is $100,000 and the GMIB Plus IV is selected. Assume that during the first Contract Year, $4,500 is withdrawn. Because the withdrawal is less than or equal to 4.5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on dollar-for-dollar basis to $100,000 ($100,000 increased by 4.5% per year, compounded annually, less $4,500 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $104,500 ($100,000 increased by 4.5% per year, compounded annually).

   Proportionate adjustment when withdrawal is greater than 4.5% of the Annual Increase Amount from the prior Contract Anniversary.

   Assume the initial purchase payment is $100,000 and the GMIB Plus IV is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $104,500 ($100,000 increased by 4.5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 4.5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($104,500) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $94,050 ($104,500 x 10% = $10,450; $104,500 - $10,450 = $94,050). (If multiple withdrawals are made during a Contract Year - for example, a $4,500 withdrawal and a $5,500 withdrawal instead of a single $10,000 withdrawal - and those withdrawals total more than 4.5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $98,282 ($94,050 increased by 4.5% per year, compounded annually).

(2)THE 4.5% ANNUAL INCREASE AMOUNT

   Example

   Assume the owner of the Contract is male, age 55 at issue, and he elects the GMIB Plus IV. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 4.5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 4.5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the owner's 91st birthday). At the tenth Contract Anniversary, when he is age 65, the 4.5% Annual Increase Amount is $155,297 ($100,000 increased by 4.5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

   Determining a value upon which future income payments will be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 4.5%, until the Contract Anniversary on or immediately after the Contract owner's 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 400% maximum increase limitation for GMIB Plus IV and 275% for GMIB Max II). Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made

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   during this period. The line (your purchase payments accumulated at 4.5%
   each year adjusted for withdrawals and charges the "Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

                                    [GRAPHIC]



   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 4.5% Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 4.5% Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                    [GRAPHIC]



(3)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Example

   Assume, as in the example in section (2) above, the owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus IV. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $150,000 and the Highest Anniversary Value is $145,000. The Highest Anniversary Value is set equal to the Account Value ($150,000). See section (4) below for an example of the exercise of the GMIB Plus IV.

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   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                    [GRAPHIC]



   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                    [GRAPHIC]



(4)PUTTING IT ALL TOGETHER

   Example

   Continuing the examples in sections (2) and (3) above, assume the owner chooses to exercise the GMIB Plus IV at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the 4.5% Annual Increase Amount ($155,297) is greater than the Highest Anniversary Value ($150,000), the 4.5% Annual Increase Amount ($155,297) is used as the income base. The income base of $155,297 is applied to the GMIB Annuity Table. This yields income payments of $508 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $155,297 would yield monthly payments of $582; if the owner were age 75, the income base of $155,297 would yield monthly payments of $683.)

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   Assume the owner, a New York resident, chooses to exercise the GMIB Plus IV optional benefit at the 32nd Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Value has declined due to poor market performance. The 4.5% Annual Increase Amount would be limited to the maximum of 400% of the total purchase payments, which equals $400,000. Because the 4.5% Annual Increase Amount ($400,000) is greater than the Highest Anniversary Value ($150,000), the 4.5% Annual Increase Amount ($400,000) is used as the income base. The income base of $400,000 is applied to the GMIB Annuity Table. This yields income payments of $2,580 per month for life, with a minimum of 5 years guaranteed.

   The above example does not take into account the impact of premium and other taxes. As with other payout types, the amount you receive as an income payment depends on the income type you select, your age, and your sex. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

   Prior to annuitization, the two calculations (the 4.5% Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income
   Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Value will cease to exist. Also, the GMIB Plus IV may only be exercised no later than the Contract Anniversary on or following the owner's 90th birthday, and then only after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.

                                    [GRAPHIC]



   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract rider is issued. HOWEVER, IF THEN-CURRENT ANNUITY PURCHASE FACTORS APPLIED TO THE ACCOUNT VALUE WOULD PRODUCE A GREATER AMOUNT OF INCOME, THEN YOU WILL RECEIVE THE GREATER AMOUNT. IN OTHER WORDS, WHEN YOU ANNUITIZE YOUR CONTRACT YOU WILL RECEIVE WHATEVER AMOUNT PRODUCES THE GREATEST INCOME PAYMENT. THEREFORE, IF YOUR ACCOUNT VALUE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

                                    [GRAPHIC]



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(5)THE GUARANTEED PRINCIPAL OPTION -- GRAPH AND EXAMPLE

Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.

The effect of exercising the Guaranteed Principal Option:

1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.

2) The GMIB Max II and GMIB Plus IV benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value; the Contract continues.

3) The GMIB Max II and GMIB Plus IV allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value (except as described above under "Restrictions on Investment Allocations if the GMIB Max II Optional Benefit Terminates").

                                    [CHART]



* Withdrawals reduce the original purchase payment (I.E., those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

(6)THE OPTIONAL STEP-UP: OPTIONAL AUTOMATIC ANNUAL STEP-UP

Assume your initial investment is $100,000 and no withdrawals are taken. The 4.5% Annual Increase Amount of the Income Base for GMIB Plus IV increases to $104,500 on the first anniversary ($100,000 increased by 4.5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your 4.5% Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The 4.5% Annual Increase Amount of the Income Base automatically resets from $104,500 to $110,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus IV is reset to 10 years from the first Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract owners for the same GMIB Plus IV rider at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

The 4.5% Annual Increase Amount of the Income Base increases to $114,950 on the second anniversary ($110,000 increased by 4.5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because

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your Account Value is higher than your 4.5% Annual Increase Amount of the
Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The 4.5% Annual Increase Amount of the Income Base automatically resets from $114,950 to $120,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus IV is reset to 10 years from the second Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract owners for the same GMIB Plus IV rider at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the 4.5% Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

The effect of each Optional Step-Up is:

(1)The 4.5% Annual Increase Amount of the Income Base automatically resets to the higher Account Value;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus IV is reset to 10 years from the date of the Optional Step-Up;

(3)The charge is reset to the fee we charge new Contract owners for the same GMIB Plus IV rider at the time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume you do not make a new election of the Optional Automatic Annual Step-Up. The 4.5% Annual Increase Amount of the Income Base increases to $177,650 on the eighth anniversary ($170,000 increased by 4.5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your 4.5% Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the 4.5% Annual Increase Amount of the Income Base remains at $177,650 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 4.5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 400% maximum increase limitation). Also, please note:

(1)The 10-year waiting period to annuitize the Contract under the GMIB Plus IV remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);

(2)The charge remains at its current level; and

(3)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

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                                    [GRAPHIC]



(7)REQUIRED MINIMUM DISTRIBUTIONS EXAMPLES

Assume an IRA Contract is issued on September 1, 2011 and the GMIB Plus IV is selected. Assume that on the first Contract Anniversary (September 1, 2012) the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2012 with respect to this Contract is $6,000, and the required minimum distribution amount for 2013 with respect to this Contract is $7, 200. Assume that on both the first Contract Anniversary (September 1, 2012) and the second Contract Anniversary (September 1, 2013) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:

   (a)4.5%;

   (b)the total withdrawals during the Contract Year under the automated required minimum distribution service and/or the Systematic Withdrawal Program (up to a maximum of 4.5% of the Annual Increase Amount at the beginning of the Contract Year), divided by the Annual Increase Amount at the beginning of the Contract Year; or

   (c)the required minimum distribution amount for 2012 ($6,000) or for 2013 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2012 ($100,000).

Because $7,200 (the required minimum distribution amount for 2013) is greater than $6,000 (the required minimum distribution amount for 2012), (c) is equal to $7,300 divided by $100,000 or 7.2%.

(If a Contract is issued with the GMIB Max II instead of the GMIB Plus IV, (a) is 5.5% instead of 4.5%.)

(1)Withdrawals Through the Automated Required Minimum Distribution Service

If the Contract owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract owner will receive $6,800 over the second Contract Year (from September 2012 through August 2013). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2013, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% to $107,200; $107,200 - $6,800 to $100,400.

(Why does the Contract owner receive $6,800 under the automated required minimum Distribution service in this example? From September through December 2012, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2012 divided by 12). From January through August 2013, the Contract Owner

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receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2013 divided by 12). The Contract owner receives $2,000 in 2012 and $4,800 in 2013, for a total of $6,800.)

(2)Withdrawals Outside the Automated Required Minimum Distribution Service

If the Contract owner withdraws the $6,000 required minimum distribution amount for 2012 in December 2012, and makes no other withdrawals from September 2012 through August 2013, the Annual Increase Amount on September 1, 2013 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000), $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

If the Contract owner withdraws the $7,200 required minimum distribution amount for 2013 in January 2013 and makes no other withdrawals from September 2012 through August 2013, the Annual Increase Amount on September 1, 2013 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200) = $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

(3)Withdrawals in Excess at the Required Minimum Distribution Amounts

Assume the Contract owner withdraws $7,250 on September 1, 2012 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2012 and 2013, the annual increase rate will be 4.5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2013) will be $96,923.75. On September 1, 2012, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% - $7,250; $100,000 $7,250 - $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2013) will be $96,923.75 ($92,750 increased by 4.5% per year compounded annually).

(4)No Withdrawals

If the Contract owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2013 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0). If the Contract was issued in New York State, the Annual Increase Amount cannot exceed 400% of total purchase payments, or, if greater, 400% of the Annual Increase Amount as of the most recent Optional Step-Up. (Under GMIB Max II, the Annual Increase Amount cannot exceed 275% of total purchase payments, or, if greater, 275% of the Annual Increase Amount as of the most recent Optional Step-Up).

DESCRIPTION OF GMIB PLUS III

The GMIB Plus III is available in Nevada only for owners up through age 78, and you can only elect the GMIB Plus III at the time you purchase the Contract. THE GMIB PLUS III MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY.

INCOME BASE

The income base is equal to the greater of (a) or (b) below:

(a)Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced

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   proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable withdrawal charge).

(b)Annual Increase Amount: On the date we issue your contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

   (i)is purchase payments accumulated at the Annual Increase Rate (as defined below); and

  (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

ANNUAL INCREASE RATE. Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is the greater of:

(i)5%; or

(ii)the required minimum distribution rate (as defined below).

Item (b) only applies to IRAs and other Contracts subject to Section 401 (a)
(9) of the Internal Revenue Code.

The required minimum distribution rate equals the greater of:

(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

(2a)if you enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

(2b)if you enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the GMIB Plus III" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

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If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by the Annual Increase Amount at the beginning of the Contract Year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5% (item (a)). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of income payments under the GMIB optional benefit.

During the 30 day period following the Contract Anniversary immediately prior to the owner's 91st birthday, the Annual Increase Rate is 0%.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

(a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that withdrawal (including any applicable withdrawal charge); or

(b) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to you (or to the annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustment for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year you take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable withdrawal charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted.

In determining the GMIB Plus III income payments, an amount equal to the withdrawal charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (I.E., bonus payments) are not included.

OPTIONAL STEP-UP. On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Plus III optional benefit and the

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EDB II optional benefit, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the optional benefit (and the charge) will continue, and you may choose to elect a one time Optional Step-Up, or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up:

(1)resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

(2)resets the waiting period to exercise GMIB Plus III to the 10th Contract Anniversary following the date the Optional Step-Up took effect; and

(3)may reset the charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our administrative procedures (currently we require you to submit your request in writing to our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Administrative Office that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.

INVESTMENT ALLOCATION RESTRICTIONS. For a detailed description of the GMIB Plus III investment allocation restrictions see "Investment Allocation Restrictions for Certain Optional Benefits." If you elect GMIB Plus III, you may not participate in any dollar cost averaging program. However you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.

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GUARANTEED PRINCIPAL OPTION.  On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

(a)is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and

(b)the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Value in such investment division bears to the total Account Value in all investment divisions.

IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus III may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus III for this feature.

The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS III WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The Contract, however, will continue, and if you only elected the GMIB Plus III, the investment allocation restrictions, described above, will no longer apply. If you elected both the GMIB Plus III with the EDB II, the EDB II investment allocation restrictions described in "Investment Allocation Restrictions For Certain Optional Benefits" will continue to apply as long as the Enhanced Death Benefit optional benefit has not terminated.

EXERCISING THE GMIB PLUS III. If you exercise the GMIB Plus III, you must select to receive income payments under one of the following income types:

   (1)Lifetime Income Annuity with a 5-Year Guarantee Period.

   (2)Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on federal tax rules, this option is not available for qualified Contracts where the difference in ages of joint annuitants who are non-spouses is greater than 10 years. (See "Pay-Out Options (or Income Options)".)

These options are described in the Contract and the GMIB Plus III rider.

The GMIB Annuity Table is specified in the rider. For GMIB Plus III in Nevada, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year. As with other pay-out types, the amount you receive as an income payment also depends on the income payment type you select, your age, and your sex

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(where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB
ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO
THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN CURRENT ANNUITY PURCHASE RATES.

If you exercise the GMIB Plus III, your income payments will be the greater of:

  . the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

  . the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-out Options (or Income Options).")

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PLUS III PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.

If you take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel Your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

ENHANCED PAYOUT RATES. As noted above, for the GMIB Plus III in Nevada, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year. However, the GMIB Plus III purchase rates in Nevada are enhanced under the following circumstances, if:

   (a)you begin withdrawals on or after age 62;

   (b)your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

   (c)the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Plus III will equal or exceed 5.5% of the income base (calculated on the date the payments are determined).

Alternatively, the GMIB Plus III purchase rates in Nevada are enhanced under the following circumstances, if:

   (a)you begin withdrawals on or after age 60;

   (b)your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and

   (c)the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

If you choose not to receive income payments as guaranteed under the GMIB Plus III, you may elect any of the pay-out options under the Contract.

If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to you instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.

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TERMINATING THE GMIB PLUS III.  Except as otherwise provided, the GMIB Plus III will terminate upon the earliest of:

   a) The 30th day following the Contract Anniversary prior to your 91st birthday;

   b) The date you make a complete withdrawal of your Account Value (if there is an income base remaining you will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed);

   c) The date you elect to receive income payments under the Contract and you do not elect to receive payments under the GMIB Plus III (a pro rata portion of the annual optional benefit charge will be assessed);

   d) Death of the Contract owner or joint Contract owner (unless the spouse -- aged 89 or younger -- is the beneficiary and elects to continue the Contract), or death of the annuitant if a non-natural person owns the Contract;

   e) A change for any reason of the Contract owner or joint Contract owner (or annuitant, if the Contract owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   f) The effective date of the Guaranteed Principal Option or;

   g) The date you assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).

Under our current administrative procedures, we will waive the termination of the GMIB Plus III if you assign the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

When the GMIB Plus III terminates, the corresponding GMIB Plus III charge terminates and the GMIB Plus III investment allocation restrictions, described above, no longer apply.

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH THE GMIB PLUS III

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2

Used with the GMIB Plus III, our automated required minimum distribution service can help you fulfill minimum distribution requirements with respect to your Contract without reducing the GMIB Plus III income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of annuity payments under the GMIB Plus III.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to you on a monthly, quarterly, semi-annual or annual basis.

Alternatively, you may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 5% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if you elect

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GMIB Plus III and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, you should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If you enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, you should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of annuity payments under the GMIB Plus III.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

CHARGES. The GMIB Plus III is available for an additional charge of 1.00% of the income base, deducted at the end of each Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up, by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. (The Fixed Account is not available in C Class Contracts with this optional benefit. The Enhanced Dollar Cost Averaging program is not available in the C and B Plus Classes Contract.)

Notes on Graphs and Examples:

The purpose of these examples is to illustrate the operation of the GMIB Plus
III. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES AND TAX PENALTIES.

(1)WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the GMIB Plus III is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

   Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the GMIB Plus III is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 =

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   $94,500). (If multiple withdrawals are made during a Contract Year -- for example, two $5,000 withdrawals instead of one $10,000 withdrawal -- and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(2)THE 5% ANNUAL INCREASE AMOUNT

   Example

   Assume the owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the owner's 91st birthday). At the tenth Contract Anniversary, when the owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

   Graphic Example: Determining a value upon which future income payments can be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract owner's 90th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the Annual Increase Amount") is the value upon which future income payments can be based.

                                    [GRAPHIC]



   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking income payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime income payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                    [GRAPHIC]



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(3)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Example

   Assume, as in the example in section (2) above, the owner of the Contract is a male, age 55 at issue, and he elects GMIB Plus III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000). See section (4) below for an example of the exercise of GMIB Plus III.

   Determining a value upon which future income payments can be based

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

[CHART]

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   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime income payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                    [GRAPHIC]



(4)PUTTING IT ALL TOGETHER

   Example

   Continuing the examples in sections (2) and (3) above, assume the owner chooses to exercise the GMIB Plus III at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the GMIB Annuity Table. This yields income payments of $533 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $162,889 would yield monthly payments of $611; if the owner were age 75, the income base of $162,889 would yield monthly payments of $717.)

   The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on the income type you select, your age, and (where permitted by state law) your sex. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

   Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Value will cease to exist. Also, the GMIB Plus III may only be exercised no later than the Contract Anniversary on or following the Contract owner's 90th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

[CHART]

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   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. HOWEVER, IF THEN-CURRENT ANNUITY PURCHASE FACTORS APPLIED TO THE ACCOUNT VALUE WOULD PRODUCE A GREATER AMOUNT OF INCOME, THEN YOU WILL RECEIVE THE GREATER AMOUNT. IN OTHER WORDS, WHEN YOU ANNUITIZE YOUR CONTRACT YOU WILL RECEIVE WHATEVER AMOUNT PRODUCES THE GREATEST INCOME PAYMENT. THEREFORE, IF YOUR ACCOUNT VALUE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

                                    [CHART]



(5)THE GUARANTEED PRINCIPAL OPTION -- GRAPH AND EXAMPLE

Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.

The effect of exercising the Guaranteed Principal Option:

1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.

2) The GMIB Plus III benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value; the Contract continues.

3) The GMIB Plus III allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value (except if the GMIB Plus III was elected with the EDB II, the investment allocation restrictions described above will continue to apply as long as the Enhanced Death Benefit optional benefit has not terminated).

                                    [CHART]



* Withdrawals reduce the original purchase payment (I.E., those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

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(6)THE OPTIONAL STEP-UP: OPTIONAL AUTOMATIC ANNUAL STEP-UP

Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount of the GMIB Plus III Income Base increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your 5% Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The 5% Annual Increase Amount of the Income Base automatically resets from $105,000 to $110,000;

(2)The 10-year waiting period to annuitize the Contract is reset to 10 years from the first Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract owners for the same optional benefit at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

The 5% Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your 5% Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The 5% Annual Increase Amount of the Income Base automatically resets from $115,500 to $120,000;

(2)The 10-year waiting period to annuitize the Contract is reset to 10 years from the second Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract owners for the same optional benefit at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the 5% Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

The effect of each Optional Step-Up is:

(1)The 5% Annual Increase Amount of the Income Base automatically resets to the higher Account Value;

(2)The 10-year waiting period to annuitize the Contract is reset to 10 years from the date of the Optional Step-Up;

(3)The charge is reset to the fee we charge new Contract owners for the same optional benefit at the time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume you do not make a new election of the Optional Automatic Annual Step-Up. The 5% Annual Increase Amount of the Income Base increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your 5% Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the 5% Annual Increase Amount of the Income Base remains at $178,500 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 5%

                                                                            115

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annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, please note:

(1)The 10-year waiting period to annuitize the Contract remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);

(2)The charge remains at its current level; and

(3)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                   [GRAPHIC]


(7)REQUIRED MINIMUM DISTRIBUTIONS EXAMPLES

Assume an IRA Contract is issued on September 1, 2011 and the GMIB Plus III is selected. Assume that on the first Contract Anniversary (September 1, 2012) the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2012 with respect to this Contract is $6,000, and the required minimum distribution amount for 2013 with respect to this Contract is $7, 200. Assume that on both the first Contract Anniversary (September 1, 2012) and the second Contract Anniversary (September 1, 2013) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:

   (a)5%;

   (b)the total withdrawals during the Contract Year under the automated required minimum distribution service and/or the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase Amount at the beginning of the Contract Year), divided by the Annual Increase Amount at the beginning of the Contract Year; or

   (c)the required minimum distribution amount for 2012 ($6,000) or for 2013 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2012 ($100,000).

Because $7,200 (the required minimum distribution amount for 2013) is greater than $6,000 (the required minimum distribution amount for 2012), (c) is equal to $7,300 divided by $100,000 or 7.2%.

(1)Withdrawals Through the Automated Required Minimum Distribution Service

If the Contract owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract owner will receive $6,800 over the second Contract Year (from September 2012 through August 2013). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2013, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount

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withdrawn through the automated required minimum distribution service ($6,800):
$100,000 increased by 7.2% to $107,200; $107,200 - $6,800 to $100,400.

(Why does the Contract owner receive $6,800 under the automated required minimum Distribution service in this example? From September through December 2012, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2012 divided by 12). From January through August 2013, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2013 divided by 12). The Contract owner receives $2,000 in 2012 and $4,800 in 2013, for a total of $6,800.)

(2)Withdrawals Outside the Automated Required Minimum Distribution Service

If the Contract owner withdraws the $6,000 required minimum distribution amount for 2012 in December 2012, and makes no other withdrawals from September 2012 through August 2013, the Annual Increase Amount on September 1, 2013 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000), $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

If the Contract owner withdraws the $7,200 required minimum distribution amount for 2013 in January 2013 and makes no other withdrawals from September 2012 through August 2013, the Annual Increase Amount on September 1, 2013 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200) = $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

(3)Withdrawals in Excess at the Required Minimum Distribution Amounts

Assume the Contract owner withdraws $7,250 on September 1, 2012 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2012 and 2013, the annual increase rate will be 5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2013) will be $97,387.50. On September 1, 2012, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% - $7,250; $100,000 $7,250 - $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2013) will be $97,387.50 ($93,750 increased by 5% per year compounded annually).

(4)No Withdrawals

If the Contract owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2013 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2012 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).

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PAY-OUT OPTIONS (OR INCOME OPTIONS)

   You may convert your Contract into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See "Income Taxes" for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days (one year for the Class B Plus Contract) from the date we issue the Contract before you annuitize, and you may select a pay-out option until the later of ten years after you purchased your Contract or the date the annuitant reaches age 90. Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. Please be aware that once your Contract is annuitized, you are ineligible to receive the Death Benefit you have selected. ADDITIONALLY, IF YOU HAVE SELECTED A LIVING BENEFIT RIDER ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER, INCLUDING ANY DEATH BENEFIT PROVIDED BY THE RIDER AND ANY GUARANTEED PRINCIPAL OPTION THAT MAY ALSO BE PROVIDED BY THE RIDER.

When considering a pay-out option, you should think about whether you want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

By the time the annuitant reaches age 90, or ten years after issue of your Contract, if later, and if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10-year guarantee. (These requirements may be changed by us). In that case, if you do not tell us otherwise, your Fixed Account Value and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out option.

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INCOME PAYMENT TYPES

   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when you decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract owner dies.

Many times, the Contract owner and the annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income you need;

..   The amount you expect to receive from other sources;

..   The growth potential of other investments; and

..   How long you would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract owner of the annuity (or the beneficiary, if the Contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the Contract owner of the annuity (or the beneficiary, if the Contract owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

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ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. This means that the amount used from a Contract to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable Income Payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains the same for duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.

Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you first convert your Contract into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Contract into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer an AIR of 3% and 4%. The higher your AIR, the higher your initial variable income

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payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit
Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Contract to an income stream, then the amount of that payment will be determined on the date you convert your Contract to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

   During the pay-out phase of the Contract, you may make reallocations among investment divisions or from the investment divisions to the Fixed Income
Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the investment division. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.

For us to process a reallocation, you must tell us:

..   The percentage of the income payment to be reallocated;

..   The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and

..   The investment divisions from which you want to reallocate your income payment.

We may require that you use our original forms to make reallocations.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in good order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

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..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

..   Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Please see the "Transfer Privilege" section regarding our market timing policies and procedures.

CHARGES

   You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Contract except that the Separate
Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization funds). In addition, you pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro rata from each income payment. The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

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GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check, made payable to "MetLife," to the appropriate address below.

(We reserve the right to receive purchase payments by other means acceptable to us.)

             REGULAR MAIL               EXPRESS MAIL
             ------------               ------------
             MetLife Preference Premier MetLife Preference Premier
             PO Box 10342               4700 Westown Parkway,
             Des Moines, IA 50306-0342  Suite 100
                                        West Des Moines, IA 50266

We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.

Purchase payments (including any portion of your Account Value under a Contract which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

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PROCESSING TRANSACTIONS

We permit you to request transactions by mail, telephone and Internet. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

..   Account Value

..   Unit Values

..   Current rates for the Fixed Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

..   any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for

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the payment method. If the beneficiary is your spouse, the spouse may be substituted as the owner of the Contract and continue the Contract. We permit the beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

MISSTATEMENT

We may require proof of age or sex (where permitted) of the owner, annuitant or beneficiary before making any payments under this Contract that are measured by the owner's, annuitant's or beneficiary's life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).

Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract owners and who simultaneously makes the same request or series of requests on behalf of other Contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

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YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually; for the money market investment division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Enhanced Death Benefit, the Earnings Preservation Benefit or the Guaranteed Minimum Income Benefits. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract. These figures also assume a steady annual rate of return. They assume that combination of optional benefits that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Contracts and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the Enhanced Death Benefit, the Earnings Preservation Benefit or the Guaranteed Minimum Income Benefits. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Contract. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These

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presentations reflect the deduction of the Separate Account charge, the Annual
Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR CONTRACT

     We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of annuity contract owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

..   To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

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..   To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, you have voting interests under your Contract concerning Metropolitan Fund, Met Investors Fund or American
Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE CONTRACTS

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers). MLIDC does not retain any fees under the Contracts.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA BrokerCheck Hotline at 1 800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Contracts are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, and through New England Financial(R) licensed sales representatives who are

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associated with New England Securities Corporation ("NES"), also our affiliate and a broker-dealer. Both broker-dealers are paid compensation for the promotion and sale of the Contracts. New England Financial(R) is the service mark for New England Life Insurance Company, Boston, Massachusetts, and related companies. The Contracts are also sold through the registered representatives of our other affiliated broker-dealers. MSI, NES and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Contracts may also be sold through other registered broker-dealers. We also may sell the Contracts directly, without compensation, to sales representatives, to employees, officers, directors, and trustees of MetLife and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any investment adviser or subadviser to the Portfolios, and certain family members of the foregoing. If consistent with applicable state insurance law, we may sell the Contracts, without compensation, to MetLife or its affiliated companies for use with deferred compensation plans for agents, employees, officers, directors, and trustees of MetLife and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. Contracts also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contract. New England Financial(R) sales representatives and MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

New England Financial(R) sales representatives, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Contract, the gross dealer concession ranges from 1.0% to 7.15% of each purchase payment (depending on the class purchased) and, starting as early as the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Value each year the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because New England Financial(R) sales representatives and non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

New England Financial(R) sales representatives, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash

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compensation paid to New England Financial(R) sales representatives and
non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Contracts by other affiliated broker-dealers. The compensation paid to other affiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through New England Financial(R) and MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of other affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with other affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our other affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain other affiliated selling firms such as Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firm provides in connection with the distribution of the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through New England Financial(R) and MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a

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portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R), a percentage of all purchase payments allocated to the American Funds Global Small Capitalization Fund and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Contract.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR CONTRACT

We may cancel your Contract only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. Termination of your Contract may have adverse consequences for any optional living or death benefit you may have elected.

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INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Contracts and income payments under the Contracts together.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law.

Where otherwise permitted under the Contract, the transfer of ownership of a Contract, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a Contract owner, the selection of certain maturity dates, the exchange of a Contract, or the receipt of a Contract in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

   The Contracts are a means of setting aside money for future needs- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

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All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                                   Type of Contract
                                                                                 --------------------
                                                                                    Non    Trad. Roth
                                                                                 Qualified  IRA  IRA
                                                                                 --------- ----- ----

In a series of substantially equal payments made annually (or more frequently)
for life or life expectancy (SEPP)                                                   x       x    x

After you die                                                                        x       x    x

After you become totally disabled (as defined in the Code)                           x       x    x

To pay deductible medical expenses                                                           x    x

To pay medical insurance premiums if you are unemployed                                      x    x

For qualified higher education expenses, or                                                  x    x

For qualified first time home purchases up to $10,000                                        x    x

After December 31, 1999 for IRS levies                                                       x    x

Certain immediate income annuities providing a series of substantially equal periodic payments made annually (or more frequently) over the specified payment
period                                                                               x

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is

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later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

..   Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

..   Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

..   Your Non-Qualified contract may be exchanged for another Non-Qualified annuity or a qualified long term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract or a qualified long term care contract in a tax-free Section 1035 exchange.

..   The IRS issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchanges") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exception may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long term care contracts. Consult your own independent tax advisor prior to a partial exchange.

..   Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

..   Where otherwise permitted under the Contract, pledges, assignments and other types of transfers of all or a portion of your Account Value generally result in the immediate taxation of the gain in your Contract. This rule may not apply to certain transfers between spouses.

..   Contracts issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

..   When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

..   In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain

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  income annuities under Section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract or qualified long term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

Starting in 2011, if your Contract allows and you elect to apply less than the entire account value of your Contract to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax advisor before you partially annuitize your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (I.E., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract). Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living and/or death benefits.

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

..   Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

..   Possible taxation as if you were the contract owner of your portion of the
    Separate Account's assets.

..   Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Contract where necessary to maintain its status as a variable annuity contract under federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

TRADITIONAL IRA AND ROTH IRA

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Contract offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Value which could conceivably be characterized as life insurance.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA or Roth IRA.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

..   If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

For after-death required minimum distributions ("RMDs"), the five year rule is applied without regard to calendar year 2009 due to the 2009 RMD waiver. For instance, for a Contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that the value of all benefits under a Contract including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see "Minimum Distribution Requirements for IRAs" section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living and/or death benefits.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch- up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local government employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year the rollover distribution occurs, unless it is from a designated Roth account.

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from federal income tax if they meet the following two requirements:

..   The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

..   The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of the taxable amounts converted from a non-Roth IRA or eligible retirement plan, prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

..   The first money withdrawn is any annual (non-conversion/rollover)
    contributions to the Roth IRA and rollovers of after-tax amounts from other Roth plans. These are received tax and penalty free.

..   The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA or an eligible retirement plan (other than a designated Roth account), on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the portion of the conversion/rollover contribution that was subject to income tax as a result of the conversion. As previously discussed, depending upon when it occurs, withdrawals of the taxable amounts converted may be subject to a penalty tax, or result in the acceleration of inclusion of income.

..   The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

..   We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

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

CONVERSION

You may convert/rollover a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA.

Except to the extent you have non-deductible contributions, the amount converted from an existing IRA or eligible retirement plan (other than a designated Roth account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

For conversions occurring in 2010, the taxable amount distributed (or treated as distributed) in 2010 and then converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior 12-month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.

Amounts converted from a Traditional IRA or eligible retirement plan (other than a designated Roth account) to a Roth IRA generally will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a beneficiary under the Contract will generally eliminate the beneficiary's ability to stretch or a spousal beneficiary's ability to continue the Contract and the living and/or death benefits.

LEGAL PROCEEDINGS

  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                       PAGE

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................   2

     PRINCIPAL UNDERWRITER............................................   2

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT................   2

     EXPERIENCE FACTOR................................................   3

     VARIABLE INCOME PAYMENTS.........................................   3

     CALCULATING THE ANNUITY UNIT VALUE...............................   5

     ADVERTISEMENT OF THE SEPARATE ACCOUNT............................   6

     VOTING RIGHTS....................................................   8

     WITHDRAWALS......................................................   9

     FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.....................   1

     FINANCIAL STATEMENTS OF METLIFE.................................. F-1

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     Non-Qualified IRA
                     Annuities     Annuities(1)
  California........ 2.35%         0.5%
  Florida(2)........ 1.0%          1.0%
  Maine............. 2.0%          --
  Nevada............ 3.5%          --
  Puerto Rico(3).... 1.0%          1.0%
  South Dakota(4)... 1.25%         --
  West Virginia..... 1.0%          1.0%
  Wyoming........... 1.0%          --

        ---
      /1/Premium tax rates applicable to IRA annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA Annuities."

      /2/Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. (MetLife passes the tax savings back to contractholders and, therefore, annuity premiums are exempt from taxation.)

      /3/We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.

      /4/Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.

APPENDIX B

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                       LEGAL NAME OF PORTFOLIO SERIES    MARKETING NAME
  American Funds Insurance Series(R)    Global Small Capitalization Fund  American Funds Global Small Capitalization Fund
  American Funds Insurance Series(R)    Growth - Income Fund              American Funds Growth-Income Fund

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
                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund, Inc.

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] I have changed my address. My current address is:

_________________  Name _______________________________________________________
(Contract Number)

                   Address ____________________________________________________

_________________         _____________________________________________________
   (Signature)                                                              zip

If you purchased your Contract         If you purchased your Contract through
through a METLIFE sales                a NEW ENGLAND FINANCIAL(R) sales
representative:                        representative:

Metropolitan Life Insurance Company    Metropolitan Life Insurance Company
Attn: Fulfillment Unit -               Attn: Fulfillment Unit -
Preference Premier                     Preference Premier
P O Box 10342                          P O Box 14594
Des Moines, IA 50306-0342              Des Moines, IA 50306-0342